Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	Patni Computer Systems LTD
Entity Central Index Key	0001324503
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	134,494,133

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 Successor [Member]	Dec. 31, 2010 Predecessor [Member]
ASSETS
Cash and cash equivalents	$ 42,301	$ 78,734
Short-term investments	322,353	280,550
Investments held to maturity		3,087
Accounts receivable, net	132,845	121,552
Unbilled revenue	30,060	30,731
Advance income taxes	8,341	4,325
Deferred income taxes	18,992	35,542
Prepaid expenses	4,128	3,653
Receivables from related parties	8,172	65
Other current assets	5,442	18,314
Total current assets	572,634	576,553
Advance income taxes	15,162	4,583
Deferred income taxes	11,630	16,622
Investment in affiliate	584	489
Leasehold land	90,339	24,700
Other assets	11,320	11,710
Property and equipment, net	131,102	136,236
Intangible assets, net	160,217	32,229
Goodwill	484,257	69,661
Total assets	1,477,245	872,783
LIABILITIES AND SHAREHOLDERS' EQUITY
Capital lease obligations	72	83
Accounts payable	5,618	5,822
Billings in excess of costs and estimated earnings on uncompleted contracts	18,704	17,921
Income taxes payable	775	2,988
Accrued expenses	48,666	60,437
Payable to related parties	5,906	64
Deferred revenue	1,546	4,510
Other current liabilities	39,009	31,001
Total current liabilities	120,296	122,826
Capital lease obligations, excluding current portion	154	136
Other liabilities	10,253	22,407
Income taxes payable	24,191	26,599
Deferred income taxes	58,472	980
Total liabilities	213,366	172,948
Commitments and Contingencies (Note 25)
Shareholders' equity:
Common shares, par value Rs. 2 per share: 250,000,000 shares authorized; 134,494,133 and 131,419,080 shares issued and outstanding as of December 31, 2011 and 2010, respectively	5,949	5,815
Additional paid-in capital	1,449,134	296,028
Retained earnings	47,321	402,470
Accumulated other comprehensive loss	(238,525)	(4,478)
Total shareholders' equity	1,263,879	699,835
Total liabilities and shareholders' equity	$ 1,477,245	$ 872,783

Consolidated Balance Sheets (Parenthetical) (INR)	Dec. 31, 2011 Successor [Member]	Dec. 31, 2010 Predecessor [Member]
Common stock, par value	2	2
Common stock, shares authorized	250,000,000	250,000,000
Common stock, shares issued	134,494,133	131,419,080
Common stock, shares outstanding	134,494,133	131,419,080

Consolidated Statements Of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	8 Months Ended		4 Months Ended		12 Months Ended
	Dec. 31, 2011 Successor [Member]		May 15, 2011 Predecessor [Member]		Dec. 31, 2010 Predecessor [Member]		Dec. 31, 2009 Predecessor [Member]
Net Revenues	$ 479,449	[1]	$ 279,882	[1]	$ 701,699	[1]	$ 655,918	[1]
Cost of revenues (exclusive of depreciation and amortization)	302,872	[1]	179,638	[1]	427,788	[1]	382,501	[1]
Gross profit	176,577		100,244		273,911		273,417
Selling, general and administrative expenses	94,170	[1]	68,097	[1]	133,818	[1]	134,566	[1]
Depreciation and amortization	28,921		10,972		28,447		26,252
Provision (recovery) for doubtful debts and advances, net	1,043		(79)		619		2,267
Foreign exchange loss (gain), net	3,157		(9,164)		(22,009)		9,693
Operating income	49,286		30,418		133,036		100,639
Other income/(expense)
Interest and dividend income	9,608		4,755		13,393		11,223
Interest expense	(400)		(214)		(1,053)		(1,494)
Interest expense reversed	817				1,064		2,808
Gain on sale of investments, net	2,906		1,054		5,603		9,468
Equity in gain (loss) of affiliate	149		(75)		(110)
Other income, net	889		600		582		1,895
Income before income taxes	63,255		36,538		152,515		124,539
Income taxes	15,934		10,357		19,336		4,759
Net income	$ 47,321		$ 26,181		$ 133,179		$ 119,780
Earnings per share:
Basic	$ 0.35		$ 0.2		$ 1.02		$ 0.93
Diluted	$ 0.35		$ 0.19		$ 0.99		$ 0.92
Weighted average number of common shares used in computing earnings per share:
Basic	134,645		131,465		130,101		128,255
Diluted	135,444		135,166		133,848		130,241

[1]	Includes the following related party amounts: Revenue $ 6,033, $153, $ 403, $ 417, Cost of revenue $ 1,357, $ —, $ —, $ —, Selling, general and administrative expense $ 21,482, $ 52, $ 95, $ 435 for the periods of May 16, 2011 through December 31, 2011, January 1, 2011 through May 15, 2011, Year ended December 31, 2010 and Year ended December 31, 2009 respectively.

Consolidated Statements Of Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	8 Months Ended	4 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	May 15, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Revenue	$ 6,033	$ 153	$ 403	$ 417
Cost of revenue	1,357
Selling, general and administrative expense	$ 21,482	$ 52	$ 95	$ 435

Consolidated Statement Of Shareholders' Equity And Comprehensive Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	Predecessor [Member] Common shares [Member]	Predecessor [Member] Additional Paid-In-Capital [Member]	Predecessor [Member] Retained Earnings [Member]	Predecessor [Member] Accumulated Other Comprehensive Income (Loss) [Member]		Predecessor [Member]	Successor [Member] Common shares [Member]	Successor [Member] Additional Paid-In-Capital [Member]	Successor [Member] Retained Earnings [Member]	Successor [Member] Accumulated Other Comprehensive Income (Loss) [Member]		Successor [Member]
Balance at Dec. 31, 2008	$ 5,672	$ 264,878	$ 375,216	$ (74,810)		$ 570,956
Balance, shares at Dec. 31, 2008	128,105,007
Issuance of equity shares on exercise of options	44	5,474				5,518
Issuance of equity shares on exercise of options, shares	1,021,025
Tax benefit arising on exercise of stock options		814				814
Compensation cost related to employee stock option plan		5,309				5,309
Cash dividend on common shares (including corporate dividend tax)			(9,263)			(9,263)
Comprehensive income (loss):
Net income			119,780			119,780
Currency translation adjustment				27,702		27,702
Unrealized (loss) gain on investments, net of tax				(3,944)		(3,944)
Unrealized gain (loss) on foreign currency derivative contracts, net of tax				30,530		30,530
Actuarial gain (loss) related to defined benefit plan, net of tax				(368)		(368)
Comprehensive income (loss)						173,700
Balance at Dec. 31, 2009	5,716	276,475	485,733	(20,890)		747,034
Balance, shares at Dec. 31, 2009	129,126,032
Issuance of equity shares on exercise of options	99	9,598				9,697
Issuance of equity shares on exercise of options, shares	2,293,048
Tax benefit arising on exercise of stock options		1,330				1,330
Compensation cost related to employee stock option plan		8,625				8,625
Cash dividend on common shares (including corporate dividend tax)			(216,442)			(216,442)
Comprehensive income (loss):
Net income			133,179			133,179
Currency translation adjustment				18,030		18,030
Unrealized (loss) gain on investments, net of tax				(1,151)		(1,151)
Unrealized gain (loss) on foreign currency derivative contracts, net of tax				461		461
Actuarial gain (loss) related to defined benefit plan, net of tax				(928)		(928)
Comprehensive income (loss)						149,591
Balance at Dec. 31, 2010	5,815	296,028	402,470	(4,478)		699,835
Balance, shares at Dec. 31, 2010	131,419,080
Issuance of equity shares on exercise of options	97	5,428				5,525
Issuance of equity shares on exercise of options, shares	2,188,588
Tax benefit arising on exercise of stock options		364				364
Compensation cost related to employee stock option plan		2,719				2,719
Comprehensive income (loss):
Net income			26,181			26,181
Currency translation adjustment				(554)		(554)
Unrealized (loss) gain on investments, net of tax				2,848	[1]	2,848
Unrealized gain (loss) on foreign currency derivative contracts, net of tax				(3,296)		(3,296)
Actuarial gain (loss) related to defined benefit plan, net of tax				442		442
Comprehensive income (loss)						25,621
Balance at May. 15, 2011	5,912	304,539	428,651	(5,038)		734,064	5,912	1,445,063				1,450,975
Balance, shares at May. 15, 2011	133,607,668						133,607,668
Issuance of equity shares on exercise of options							37	776				813
Issuance of equity shares on exercise of options, shares							886,465
Compensation cost related to employee stock option plan								3,295				3,295
Comprehensive income (loss):
Net income									47,321			47,321
Currency translation adjustment										(221,423)		(221,423)
Unrealized (loss) gain on investments, net of tax										2,655	[2]	2,655
Unrealized gain (loss) on foreign currency derivative contracts, net of tax										(19,933)		(19,933)
Actuarial gain (loss) related to defined benefit plan, net of tax										176		176
Comprehensive income (loss)												(191,204)
Balance at Dec. 31, 2011							$ 5,949	$ 1,449,134	$ 47,321	$ (238,525)		$ 1,263,879
Balance, shares at Dec. 31, 2011							134,494,133

[1]	Net of reclassification of gain into earnings on maturity/sale amounting to $1,054.
[2]	Net of reclassification of gain into earnings on maturity/sale amounting to $2,906.

Consolidated Statement Of Shareholders' Equity And Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	8 Months Ended	4 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	May 15, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Unrealized (loss) gain on investments, tax	$ 266	$ 489	$ 118	$ 302
Unrealized loss on foreign currency derivative contracts, tax	7,919	1,172	1,956	20
Actuarial loss related to defined benefit plan, tax	69	219	315	168
Unrealized gain on investments, reclassification of gain into earnings	$ 2,906	$ 1,054	$ 5,603	$ 9,468

Consolidated Statement Of Cash Flows (USD $) In Thousands, unless otherwise specified	8 Months Ended	4 Months Ended	12 Months Ended
	Dec. 31, 2011 Successor [Member]	May 15, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Operating activities:
Net income	$ 47,321	$ 26,181	$ 133,179	$ 119,780
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,921	10,972	28,447	26,252
Deferred income taxes	1,793	(1,325)	(14,851)	(8,865)
Provision (recovery) for doubtful debts and advances	1,043	(79)	619	2,267
Loss (gain) on sale of property and equipment	73	(41)	7	252
Gain on sale of investments	(2,906)	(1,054)	(5,603)	(9,468)
Equity in (gains) losses of affiliate	(149)	75	110
Share based compensation	3,295	2,719	8,626	5,309
Deferred gain (loss) on settled derivatives	(20,207)	(1,569)	(131)	4,192
Excess tax benefits arising on exercise of stock options		(364)	(1,330)	(814)
Tax benefit on exercise of stock options			855	451
Changes in assets and liabilities:
Accounts receivable	(39,610)	10,668	(8,899)	3,397
Unbilled revenue	21,954	(23,859)	(10,570)	12,088
Other current assets	2,480	1,181	(7,507)	(7,704)
Other assets	(1,883)	(724)	(1,007)	3,150
Trade accounts payable	7,430	(1,006)	(273)	(485)
Billings in excess of costs and estimated earnings on uncompleted contracts	6,345	(648)	12,008	(460)
Taxes payable	(356)	2,486	1,734	(5,983)
Accrued expenses	(16,431)	11,501	2,166	(865)
Other current liabilities	10,332	(5,341)	(1,915)	(4,381)
Other liabilities	(16,923)	1,544	909	(907)
Net cash provided by operating activities	32,522	31,317	136,574	137,206
Investing activities:
Purchase of property and equipment	(11,271)	(6,963)	(11,583)	(18,983)
Proceeds from sale of property and equipment	286	28	492	272
Purchase of short-term investments	(392,652)	(505,122)	(1,869,834)	(1,118,437)
Proceeds from short-term investments	350,655	466,220	1,987,639	1,004,450
Investments in equity affiliate			(586)
Payments for acquisition, net of cash acquired			(7,175)
Payments for acquisition of technology related intangibles			(12,363)
Net cash provided by (used in) investing activities	(52,982)	(45,837)	86,590	(132,698)
Financing activities:
Payment of capital lease obligations	(123)	(23)	(213)	(226)
Dividend on common shares			(185,560)	(7,911)
Corporate dividend tax paid			(30,856)	(1,346)
Proceeds from common shares issued	813	5,525	9,697	5,518
Excess tax benefit arising on exercise of stock options		364	1,329	815
Net cash provided by (used in) financing activities.	690	5,866	(205,603)	(3,150)
Effect of exchange rates changes on cash and cash equivalents	(8,623)	614	(2,286)	1,963
Net change in cash and cash equivalents	(19,770)	(8,654)	17,561	1,358
Cash and cash equivalents, beginning of period	70,694	78,734	63,459	60,138
Cash and cash equivalents, end of period	42,301	70,694	78,734	63,459
Supplemental disclosure of cash flow information:
Interest paid	18	13	49	42
Income taxes paid	18,731	9,478	31,509	23,303
Cash paid to related parties	21,912	165
Non cash investing and financing activities:
Additions to property and equipment, represented by capital lease obligations	127	66	157	58
Property and equipment acquired on credit			$ 483	$ 3,349

Company Overview And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Company Overview And Summary Of Significant Accounting Policies [Abstract]
Company Overview And Summary Of Significant Accounting Policies

1.	Company Overview and Summary of Significant Accounting Policies

1.1 Company Overview

Patni Computer Systems Limited ("Patni") is a company incorporated in India under the Indian Companies Act, 1956. In February 2004, Patni completed an initial public offering of its equity shares in India. In December 2005, Patni also completed an initial public offering of American Depositary Shares in the United States of America.

Patni together with its subsidiaries (collectively, the "Patni Group" or "the Company") is engaged in IT consulting, software development and Business Process Outsourcing ("BPO"). The Company provides multiple service offerings to its clients across various industries including banking and insurance; manufacturing, retail and distribution; life sciences; product engineering; communications, media and entertainment; and utilities. The various service offerings include application development and maintenance, enterprise software and systems integration services, business and technology consulting, product engineering services, infrastructure management services, customer interaction and BPO, quality assurance and engineering services.

On May 12, 2011, the Company was acquired by iGATE Corporation ("iGATE") through two of its wholly-owned subsidiaries, Pan-Asia iGATE Solutions ("Pan Asia") and iGATE Global Solutions Limited ("iGATE Global" and, together with Pan Asia, the "Purchasers"). The acquisition involved acquiring 60,091,202 shares or 45.0% of the outstanding share capital from the promoters of the Company and 22,913,948 shares (inclusive of the American Depositary Shares representing 20,161,867 shares) or 17.1% of the outstanding share capital of the Company from General Atlantic Mauritius Limited. Further, in accordance with the requirements of the Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeover) Regulations, 1997, as amended, and a tender offer pursuant to the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission, the Purchasers also acquired an additional 27,085,565 shares or 20.3% of the outstanding shares of the Company through a mandatory open public offer to the other shareholders of the Company.

As of December 31, 2011, iGATE holds 81.9% of the outstanding shares of the Company.

1.2 Basis of preparation of financial statements and principles of consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("US GAAP").

The accompanying financial statements have been prepared on a consolidated basis and reflect the financial statements of Patni and all of its subsidiaries that are more than 50% owned or controlled. When the Company does not have a controlling interest in an entity, but exerts a significant influence on the entity, the Company applies the equity method of accounting and are initially recorded at cost. All inter-company transactions and balances are eliminated in consolidation.

Push down accounting

Financial Accounting Standards Board ("FASB") ASC 805-50-S99 "Business Combinations-Related Issues" governs the application of push down accounting in situations where ownership is increased to 80% or more. The Purchasers own more than 80% of the outstanding shares of the Company. As a result of the significant change in share ownership, the Company has applied the new basis of accounting as allowed by the authoritative guidance under ASC 805-50-S99 and the SEC rules and guidance regarding "push down" accounting treatment. For convenience, the Company has used a cut-off date of May 15, 2011 as the acquisition date since the transactions from May 12, 2011 through May 15, 2011 were not material. The Company's consolidated financial statements prior to the acquisition by iGATE reflect the historical accounting basis in its assets and liabilities and are labeled "Predecessor", while such consolidated financial statements subsequent to the acquisition by iGATE are labeled "Successor" and reflect the push down basis of accounting for the fair values of assets acquired and liabilities assumed by iGATE. This effect is presented in the Company's consolidated financial statements by a vertical black line division between the columns entitled Predecessor and Successor on such statements. The black line signifies that the amounts shown for the periods prior to and subsequent to the iGATE acquisition are not comparable.

The results for the year ended December 31, 2011 are not intended to represent or be indicative of the combined results of operations of the Successor and the Predecessor that would have been reported had the push down accounting treatment not been effected and should not be taken as representative of the Company's future combined results of operations. Additionally, the results for the year ended December 31, 2011 may not be comparable to the results for the year ended December 31, 2010 and 2009 as a result of the push down accounting treatment.

The acquisition has been accounted for under the acquisition method of accounting in accordance with ASC 805, "Business Combination". The total purchase price and non controlling interest in connection with the transaction has been allocated to Patni's net tangible and intangible assets based on their estimated fair values at the date of acquisition. The purchase price in excess of amounts allocated to net tangible and intangible assets has been recorded as goodwill. The Company does not expect the goodwill recognized to be deductible for income tax purposes.

The following table summarizes total consideration paid and non controlling interest (dollars in thousands):

Amount
60,091,202 equity shares from Patni's promoters	$676,341
20,161,867 ADSs from General Atlantic Mauritius Limited	226,927
2,752,081 equity shares from General Atlantic Mauritius Limited	30,975
27,085,565 equity shares from other public shareholders	304,856

Total consideration paid by iGATE	1,239,099
23,516,953 Non controlling interest equity shares	197,950
Non controlling interest in respect of vested options and unvested options attributable to pre-combination service period	13,926

$1,450,975

The following table shows the allocation of the total consideration to assets acquired and liabilities assumed as of the date of the acquisition (dollars in thousands):

Amount
Property and equipment	$168,608
Intangible assets	196,015
Other assets
Cash and cash equivalents	70,694
Short-term investments	326,034
Accounts receivable, net	111,251
Unbilled revenues	56,976
Prepaid expenses and other current assets	18,056
Leasehold land	106,923
Other assets	11,509
Investment in affiliate	416
Deferred tax liabilities, net	(34,144)
Accounts payable	(4,870)
Accrued expenses	(71,299)
Other accrued liabilities	(32,242)
Income taxes payable, net	(11,953)
Deferred revenue and billings in excess of costs and estimated earnings on uncompleted contract	(13,846)
Other long-term liabilities	(21,419)
Goodwill	574,266

Total fair value of net assets acquired	$1,450,975

Intangible assets primarily comprise of customer relationships and intellectual property rights and are amortized over their respective individual estimated useful lives in proportion to the economic benefits consumed in each period. The estimated useful life of customer relationship and intellectual property rights is 15 years and 5 year to 10 years, respectively.

Reclassifications

Certain reclassifications have been made to conform to iGATE's presentation of its financial statements. Depreciation and amortization expense is reclassified from cost of revenues and selling, general and administrative expenses, respectively, and presented separately. Certain costs relating to office rent, electricity, water, diesel, repair and maintenance are reclassified from cost of revenues and included as part of selling, general and administrative expenses (dollars in thousands):

	December 31, 2010	December 31, 2009
	(Predecessor)	(Predecessor)
Depreciation and amortization reclassified from cost of revenues and presented separately	$19,904	$18,267
Depreciation and amortization reclassified from selling, general and administrative expenses and presented separately	8,543	7,985
Costs reclassified from cost of revenues to selling, general and administrative expenses	8,255	20,541

These reclassifications did not have any effect on reported consolidated operating income, income before income taxes, net income or per share amounts. The following table provides the amounts reclassified for all the prior periods (dollars in thousands):

(Predecessor)	Year ended December 31, 2010
	As previously presented	Net effect of reclassification adjustments	As currently presented
Cost of revenues	$455,947	$(28,159)	$427,788
Gross profit	245,752	28,159	273,911
Selling, general and administrative expenses	134,106	(288)	133,818
Depreciation and amortization expense	—	28,447	28,447

(Predecessor)	Year ended December 31, 2009
	As previously presented	Net effect of reclassification adjustments	As currently presented
Cost of revenues	$421,309	$(38,808)	$382,501
Gross profit	234,609	38,808	273,417
Selling, general and administrative expenses	122,010	12,556	134,566
Depreciation and amortization expense	—	26,252	26,252

1.3 Use of estimates

The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant items subject to such estimates and assumptions include the useful lives of property and equipment, carrying amount of property and equipment, intangibles and goodwill, valuation allowance for receivables and deferred tax assets, valuation of derivative instruments, valuation of share-based compensation, contract costs expected to be incurred to complete development of software, assets and future obligations under employee retirement and benefit plans including incentives, estimated future cash flows used in assessing impairment, income tax uncertainties and other contingencies and commitments. Management believes that the estimates used in the preparation of the consolidated financial statements are prudent and reasonable. Although these estimates are based upon management's best knowledge of current events and actions, actual results could differ from these estimates. Appropriate changes in estimates are made as management becomes aware of changes in circumstances surrounding the estimates. Changes in estimates are reflected in the financial statements in the period in which changes are made and, if material, their effects are disclosed in the notes to the consolidated financial statements.

1.4 Revenue and cost recognition

The Company derives its revenues primarily from Information Technology ("IT") services and to a lesser extent from BPO services. Revenue is recognized when there is persuasive evidence of a contractual arrangement with customers, services have been rendered, the fee is fixed or determinable and collectability is reasonably assured. The Company has concluded that it has persuasive evidence of an arrangement when it enters into an agreement with its clients with terms and conditions which describe the services and the related payments are legally enforceable. When the terms of the agreement specify service level parameters that must be met, the Company monitors such service level parameters and determines if there are any service credits or penalties which need to be accounted. Revenue is recognized net of any service credits that are due to a client and net of applicable taxes and includes reimbursements of out-of- pocket expenses, with the corresponding cost for out-of- pocket expenses included in cost of revenue.

IT services are provided either on a fixed price, fixed time frame or on a time and material basis. Revenue with respect to time-and-material contracts is recognized as the related services are performed. Time-and-material contracts typically bill at an agreed upon hourly or daily rate. The Company's fixed price contracts include application maintenance and support services, on which revenue is recognized ratably over the term of maintenance. Revenue with respect to other fixed price contracts is recognized on a percentage of completion basis. The input (cost expended) method has been used because the Company considers this to be the best available measure of progress on these contracts as there is a direct relationship between input and productivity. Costs are recorded as incurred over the contract period. Provisions for estimated losses, if any, on uncompleted contracts are recorded in the period in which such losses become probable based on the current contract estimates.

Revenues from BPO Services are derived from both time-based and transaction-priced contracts. Revenue from these contracts is recognized on rendering of the services as per the terms of the contract.

Unbilled revenue represents revenues recognized in excess of amounts billed. These amounts are billed after the milestones specified in the agreement are achieved. The liability "billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized. Billing done during the reporting period in excess of revenue recognized or billing done in advance is recorded as deferred revenue until the revenue recognition criteria is met.

Direct and incremental contract origination and set up costs incurred in connection with support/maintenance service arrangements are charged to expense as incurred. These costs are deferred only in situations where there is a contractual arrangement establishing a customer relationship for a specified period. The costs to be deferred are limited to the extent of future contractual revenues. Further, revenue attributable to set up activities is deferred and recognized systematically over the periods that the related fees are earned, as services performed during such period do not result in the culmination of a separate earnings process.

Costs that are incurred for a specific anticipated contract and that will result in no future benefits unless the contract is obtained, are not included in contract costs before the receipt of the contract. However, such costs are deferred, subject to the evaluation of their probable recoverability.

The Company grants volume discounts to certain customers, which are computed based on a pre-determined percentage of the total revenues from those customers during a specified period, as per the terms of the contract. These discounts are earned only after the customer has provided a specified cumulative level of revenues in the specified period. The Company reports revenues net of discounts offered to customers. The Company estimates the total number of customers that will ultimately earn these discounts, based on which a portion of the revenue on the related transactions is allocated to the services that will be delivered in the future.

Warranty costs on sale of services are accrued based on management's estimates and historical data at the time related revenues are recorded.

1.5 Cash and cash equivalents

The Company classifies all highly liquid investments, including fixed term deposits, with original maturity at the date of purchase of three months or less and that are readily convertible to known amounts of cash to be cash equivalents.

1.6 Investments

Management determines the appropriate classification of investment securities at the time of purchase and re-evaluates such designation at each balance sheet date. As of December 31, 2011 and 2010, investment securities were classified as available-for-sale (short-term investments) or held to maturity. The investment securities classified as available-for-sale consists of units of liquid and fixed maturity mutual funds and other investments. Other investment primarily consists of certificate of deposit with banks, which are carried at fair value. Held to maturity securities consist of investment made by the Company in term deposits issued by the Government of India.

Available-for-sale securities are carried at fair market value with unrealized gains and losses, net of deferred income taxes, reported as a separate component of other comprehensive income (loss) in the statement of shareholders' equity and comprehensive income/(loss). The fair values represent either the quoted market prices for the investments at balance sheet date where available or Net Asset Value ("NAV") as stated by the issuers of these mutual fund units in the published statements. NAVs represent the price at which the issuer will issue further units in the mutual fund and the price at which the issuer will redeem such units from the investors. Accordingly, such NAV are analogous to fair market value with respect to these investments as transactions of these mutual funds are carried out at such prices between investors and the issuers of these units of mutual funds. Fair value of investments in certificate of deposits, classified as available for sale, is determined using observable market inputs.

Realized gains and losses, and decline in value judged to be other than temporary on available-for-sale securities are included in the consolidated statements of income. The cost of securities sold or disposed is determined on average cost basis.

1.7 Accounts receivable

The Company extends credit to clients based upon management's assessment of their creditworthiness. Accounts receivable are recorded at the invoiced amount and do not bear interest.

The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments which is reviewed periodically to determine the probability of loss. The allowance for doubtful accounts is determined by evaluating the relative credit-worthiness of each customer, using a combination of the specific identification method for balances deemed uncollectible as well as judgments made by the Company based upon historical and expected collections experience and other information, including the aging of the receivables. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

1.8 Business combinations, goodwill and intangible assets

The Company accounts for its business combinations under the acquisition method of accounting. Intangible assets acquired in a business combination are recognized and reported separately from goodwill. Goodwill represents the cost of the acquired businesses in excess of the fair value of identifiable tangible and intangible net assets purchased. We review goodwill for impairment annually and whenever events or changes in circumstances such decline in operating results, business plans and future cash flows indicate its carrying value may not be recoverable.

The provisions of ASC 350 requires that recoverability of goodwill be evaluated using a two-step process. Under the first step, the estimated fair value of the reporting unit in which the goodwill resides is compared with its carrying value of the assets and liabilities (including goodwill). If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed. If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the step two of the impairment test (measurement) is performed. Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation, in a business combination. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill.

The fair values used in this evaluation are estimated based upon the market capitalization adjusted for a control premium and discounted future cash flow analysis. The control premium of 20% was arrived at based on historical acquisition trends of listed companies in India prior to December 31, 2011. The Company performs its annual impairment review of goodwill on December 31, and when a triggering event occurs between annual impairment tests. Based on the results of its annual impairment tests, the Company determined that no impairment of goodwill existed as of December 31, 2011, and 2010.

Intangible assets are initially valued at fair market value using generally accepted valuation methods appropriate for the type of intangible asset. Intangible assets with definite lives are amortized over the estimated useful lives and are reviewed for impairment, if indicators of impairment arise such as termination of contracts with customers, restructuring actions or plans or downward revisions to forecasts. The evaluation of impairment is based upon a comparison of the carrying amount of the intangible asset to the estimated future undiscounted net cash flows expected to be generated by the asset. If estimated future undiscounted cash flows are less than the carrying amount of the asset, the asset is considered impaired. The impairment expense is determined by comparing the estimated fair value of the intangible asset to its carrying value, with any shortfall from fair value recognized as an expense in the current period. The estimated fair value is computed based on the forecasted future revenue and cash flows from the customer contracts.

Prior to acquisition by iGATE, intangible assets comprise, customer, technology, intellectual property rights and marketing related intangible assets and are being amortized over a period of 3 to 10 years. As of December 31, 2011, the definite lived intangible assets predominantly comprise of customer relationships and intellectual property rights. Customer relationships and intellectual property rights are amortized over their respective individual estimated useful lives in proportion to the economic benefits consumed in each period (i.e. based on ratio of the undiscounted cash flows for a period to the total estimated undiscounted cash flows.) The estimated useful life of customer relationship and intellectual property rights is 15 years and 5 year to 10 years, respectively. The estimated useful life of an identifiable intangible asset is based on a number of factors including the effects of obsolescence, demand, competition and other economic factors (such as the stability of the industry, and known technological advances) and the level of maintenance expenditures required to obtain the expected future cash flows from the asset.

1.9 Property and equipment

Predecessor company property and equipment are stated at cost less accumulated depreciation and amortization. Successor company property and equipment acquired at the date of acquisition are stated at fair value and property and equipment acquired subsequent to the date of acquisition are stated at cost, both less accumulated depreciation and amortization. The Company provides for depreciation using the straight-line method over the estimated useful lives. Upon disposal, assets and related accumulated depreciation are removed from the Company's accounts and the resulting gains and losses are reflected in other income (expense), net in the consolidated statements of income. Improvement and betterments that extend the useful life of an asset are capitalized and depreciated over the remaining useful life of the related asset.

Leased capital assets are recorded at the lower of the fair value of the leased property or the present value of the minimum lease payments during the lease term and depreciated over their useful lives or the lease terms whichever is shorter. The depreciation is disclosed as part of the accumulated depreciation on property and equipment.

The cost of software obtained for internal use is capitalized and amortized over the estimated useful life of the software. The estimated useful lives of assets are as follows:

Buildings	40 years
Leasehold premises and improvements	Over the lease period or the useful lives of the assets, whichever is shorter
Computer – Hardware and software and other service equipment	3-5 years
Furniture and fixtures	3 to 8 years
Other equipment	3 to 8 years
Vehicles	4-5 years

1.10 Impairment of long-lived assets and long-lived assets to be disposed

Long-lived assets are reviewed for impairment whenever an event or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If the carrying value exceeds the expected undiscounted cash flows of the asset, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell.

1.11 Functional and Foreign currency translation

The functional currency of Patni and its branches in the USA, Japan, Sweden, Finland, UAE, South Africa, Australia, Korea, Netherland, Canada, Turkey, Ireland, Romania and Switzerland is the Indian Rupee. The functional currencies of Patni's subsidiaries are the applicable local currencies.

The accompanying consolidated financial statements are presented in US Dollars. The translation is performed for balance sheet accounts using the exchange rate in effect as of the balance sheet date and for statements of income accounts using the exchange rate prevailing as of the date of the transaction. The gains or losses resulting from such translation are reported in other comprehensive income/ (loss) in the statement of shareholders' equity and comprehensive income/ (loss).

1.12 Foreign currency transactions

Transactions in foreign currencies are translated into the functional currency at the rates of exchange prevailing at the date of the transaction. Resulting gains or losses from settlement of such foreign currency transactions are included in the consolidated statements of income. Unsettled monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the rates of exchange prevailing at the balance sheet date. A transaction gain or loss arising from a change in exchange rates between the date of a transaction and the year end exchange rates is included in the consolidated statements of income. The USD/ INR rate as of March 09, 2012 is 49.89 while as of December 31, 2011 was 53.06.

1.13 Income taxes

Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in results of operations in the period that includes the enactment date. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

1.14 Fair value of financial instruments and concentration of credit risk

The carrying amounts reported in the balance sheets for cash and cash equivalents, investments, accounts and unbilled receivables, other current assets, accounts payable, accrued expenses and other current liabilities is at fair value due to the short-term maturity of these items.

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term investments, accounts and unbilled receivables and derivative instruments. By their nature, all such instruments involve risks including credit risks of non-performance by counterparties. A substantial portion of the Company's cash and cash equivalents are invested with banks with investment grade credit ratings located in the United States, India and Europe. A portion of the funds are also invested in mutual funds, government bonds and time deposits with banks with investment grade credit ratings in India. Accounts and unbilled receivables are unsecured and are derived from revenue earned from customers in industries based primarily in the United States and Europe. The Company monitors the credit worthiness of its customers to whom it grants credit terms in the normal course of its business and of counterparties when it enters into foreign exchange contracts. Management believes there is no significant risk of loss in the event of non-performance of the counterparties to these financial instruments, other than the amounts already provided for in the consolidated financial statements.

1.15 Retirement benefits to employees

Defined Contribution Plans

Eligible employees of the Company in India receive benefits from the Provident Fund, administered by the Government of India, which is a defined contribution plan. Both the employees and the Company make monthly contributions to the Provident Fund equal to a specified percentage of the eligible employees' salary.

Eligible United States employees of the Company may elect to participate in an employee retirement savings plan maintained pursuant to Section 401(k) of the United States Internal Revenue Code of 1986, as amended, (the "401(k) Plan"). The 401(k) Plan allows for employees to defer a portion of their annual earnings on a pre-tax basis through voluntary contributions to the 401(k) Plan. The Company may make discretionary matching contributions under the 401(k) Plan, but the Company is not currently making any such matching contributions.

The Company has no further funding obligation under defined contribution plans beyond the contributions elected or required to be made under these plans. Contributions are charged to income in the year in which they are incurred and are included in the consolidated statements of income.

Defined Benefit Plans

Current services costs for defined benefit plans are accrued in the period to which they relate. The liability in respect of defined benefit plans is calculated annually by a qualified actuary using the projected unit credit method. The Company recognizes the net funded position of its plans as an asset or liability in the consolidated balance sheets.

In measuring the defined benefit obligations, the Company uses discount rates based on yields of high quality fixed income instruments (i.e. yields on high quality corporate bonds) prevailing as at the balance sheet date for the corresponding tenure of the obligations.

1.16 Stock-based compensation

FASB ASC Topic 718-10-25 "Accounting for Stock-Based Compensation" requires compensation costs related to share-based transactions, including employee share options, to be recognized in the financial statements based on its fair value. The Company recognizes compensation expense for stock options net of estimated forfeitures which are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Stock-based compensation recognized in the consolidated statement of income is based on awards ultimately expected to vest.

The Company has elected to use the Black-Scholes-Merton pricing model to determine the fair value of share-based awards on the date of grant which is recorded as an expense on a straight-line basis over the vesting term. Prior to the acquisition by iGATE, stock based compensation expense was recognized over the vesting term of each separately vesting portion of an award (accelerated amortization method).

Effective April 1, 2007, an amendment has been made to Indian Income Tax Act 1961 subjecting specified securities allotted or transferred by an employer to its employees to Fringe Benefit Tax (FBT). The liability to pay FBT by the employer arose at the time of allotment of the securities, consequent to exercise of option by the employees and is calculated on the difference between the fair value of the underlying share on the date of vesting and the exercise price paid by the employee based on the corporate tax rate. The FBT arising from such allotment of a specified option is collectible from employees, which is considered as additional exercise price of the option as this would reduce the ultimate benefit to the employee and therefore is recognized as additional paid-in-capital.

On August 18, 2009, a further amendment was made to the Indian Income Tax Act, with retroactive effect from April 1, 2009, abolishing the provisions of FBT. Thus, for any exercises of stock options by the employee on or after April 1, 2009, the shares issued, or allotted and transferred by the Company, are no longer subject to FBT.

Since the abolition of the provisions of FBT, such deemed increase to the stock option exercise price is no longer necessary. This change has been accounted for as a modification in the exercise price of the existing outstanding options. Accordingly, the difference in the fair value of the unvested outstanding options immediately before the modification and after the modification has been recognized as incremental share-based compensation over the remaining vesting period. For the options vested and outstanding as on the date of modification, the incremental cost has been recognized in the statement of income immediately on the date of modification.

1.17 Dividends

A final dividend, including tax thereon, on common stock is recorded as a liability on the date of approval by the shareholders at the annual general meeting. An interim dividend, including tax thereon, is recorded as a liability on the date of declaration by the board of directors.

1.18 Derivatives and hedge accounting

The Company enters into foreign currency forward and option contracts ("derivative contracts") to mitigate and manage the risk of changes in foreign exchange rates on inter-company and end customer accounts receivables and forecasted sales transactions. The Company hedges anticipated sales transactions that are subject to foreign exchange exposure with derivative contracts that are designated effective and that qualify as cash flow hedges under ASC Topic 815, "Derivatives and Hedging" (ASC No. 815).

As part of hedge strategy, the Company enters into derivative contracts which are replaced with successive new contracts up to the period in which the forecasted transaction is expected to occur i.e. rollover hedges. In case of rollover hedges, the effectiveness is assessed based on changes in fair value to the extent of changes in spot prices and recorded in accumulated other comprehensive income (loss) until the hedged transactions occur and at that time is recognized in the consolidated statements of income. Accordingly, the changes in the fair value of the contract related to the changes in the difference between the spot price and the forward price (i.e., forward premium/discount) are excluded from assessment of hedge effectiveness and is recognized in consolidated statements of income and are included in foreign exchange gain (loss).

In respect of derivative contracts which hedge the foreign currency risk associated with the both anticipated sales transaction and the collection thereof (dual purpose hedges,) the hedge effectiveness is assessed based on overall changes in fair value with the effective portion of gains or losses included in accumulated other comprehensive income (loss). The effective portion of gain or loss attributable to forecasted sales are reclassified from accumulated other comprehensive income (loss) and recognized in consolidated statements of income when the sales transaction occurs. Post the date of sales transaction, the Company reclassifies an amount from accumulated other comprehensive income (loss) to earnings to offset foreign currency translation gain (loss) recorded for the respective receivable during the period. In addition, the Company determines the amount of cost to be ascribed to each period of the hedging relationship based on the functional currency interest rate implicit in the hedging relationship and recognizes this cost by reclassifying it from accumulated other comprehensive income (loss) to consolidated statements of income for recognized receivables based on the pro rata method.

Changes in the fair value of cash flow hedges deemed ineffective are recognized in the consolidated statement of income and are included in foreign exchange gain (loss). The Company also uses derivatives contracts not designated as hedging instruments under ASC Topic 815 to hedge intercompany and end customer accounts receivables and other monetary assets denominated in currencies other than the functional currency. Changes in the fair value of these derivatives are recognized in the consolidated statements of income and are included in foreign exchange gain (loss).

In respect of derivatives designated as hedges, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. The Company evaluates hedge effectiveness at the time a contract is entered into as well as on an ongoing basis. If during this time, a contract is deemed ineffective, the change in the fair value is recorded in the consolidated statements of income and is included in foreign exchange gain (loss). In situations in which hedge accounting is discontinued and the derivative remains outstanding, the net derivative gain or loss continue to be reported in accumulated other comprehensive income unless it is probable that the forecasted transaction will not occur by the end of the originally specified time period (as documented at the inception of the hedging relationship) or within an additional two-month period of time thereafter.

1.19 Earnings per share

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the year. Diluted earnings per share is computed using the weighted average number of common shares and potentially dilutive equivalent common shares outstanding during the year using the treasury stock method for options except where the result would be anti-dilutive.

1.20 Commitments and Contingencies

Liabilities for loss contingencies arising from claims, tax assessments, litigations, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated. Legal costs incurred in connection with the same are expensed as incurred.

1.21 Accounting for leases

The Company leases its delivery centers and office facilities under operating lease agreements that are renewable on a periodic basis at the option of the lessor and the lessee. The lease agreements contain rent free periods and rent escalation clauses. Lease payments under operating leases are recognized as an expense on a straight-line basis over the lease term.

The Company procures certain networking components, office equipment and vehicles under financing lease arrangement. The lease classification and accounting of the finance lease is accounted for in accordance with FASB ASC Topic 840 "Accounting for Leases". The lower of the fair value of the leased property or the present value of the minimum lease payments is capitalized as an asset with a corresponding liability and depreciated on a straight-line basis over the lease term or the estimated useful life of the asset whichever is shorter.

1.22 Advertising cost

Advertising costs incurred during the year have been expensed. The total amount of advertising costs expensed was $1.03 million $0.83 million, $2.45 million and $1.34 million for the period from May 16, 2011 through December 31, 2011, for the period from January 1, 2011 through May 15, 2011 and the years ended December 31, 2010 and 2009, respectively.

1.23 Recently Issued Accounting Standards

In May 2011, the FASB issued Accounting Standard Update ("ASU") No. 2011-04- Fair Value Measurement, which amends the fair value measurement guidance and includes some enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for Level 3 measurements based on unobservable inputs. The ASU is effective for fiscal years beginning after December 15, 2011. The Company will adopt this ASU in the first quarter of 2012 and is currently evaluating its impact on the financial statements and disclosures.

In June 2011, the FASB issued ASU No. 2011-05 – Comprehensive Income, which eliminates the current option to report other comprehensive income and its components in the statement of stockholders' equity. Instead, an entity will be required to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The ASU was effective for fiscal years beginning after December 15, 2011. In December 2011, the FASB also issued an amendment to defer the presentation on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for annual and interim financial statements. The implementation of the two aforementioned amendments is not expected to have a material impact on our consolidated financial position and results of operations.

In September 2011, the FASB issued ASU No. 2011-08 Intangibles – Goodwill and Others , which is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a "qualitative" assessment to determine whether further impairment testing is necessary. The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. An entity can choose to early adopt if its annual test date is before the issuance of the final standard, provided that the entity has not yet performed its 2011 annual impairment test or issued its financial statements. An entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The Company is currently evaluating whether or not to take the option available in the ASU.

In December 2011, the FASB issued ASU No. 2011-11 "Disclosure about Offsetting Assets and Liabilities", which requires entities to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. The ASU is effective for annual and interim period for fiscal years beginning on or after January 1, 2013. The Company is currently evaluating this ASU.

1.24 Certain prior period amounts and presentation have been reclassified to conform to the presentation adopted for the current period.

Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
2.	Acquisitions

2.1 Acquisition of CHCS Services Inc. ("CHCS")

Effective June 9, 2010, Patni USA acquired 100% equity interest in CHCS. CHCS is a Third Party Administrator ("TPA") providing services to insurance companies. The primary purpose for the acquisition was to step into a new line of business as a TPA in the insurance and healthcare sector, which will enhance Patni's existing BPO capabilities to deliver end-to-end platform based solution and TPA services to insurance providers' back office transactions. With this acquisition, Patni has created a new hub in Pensacola, Florida. As part of acquisition, Patni obtained an assembled and trained work force of 250 employees. A considerable expenditure for recruiting, selecting and training would be required to replace these employees with individuals of comparable skills and expertise. The value of assembled and trained workforce is not included in purchase price summary but is included with the residual value of goodwill. The terms of the Stock Purchase Agreement provided for payment of cash consideration of $6.0 million and an amount equal to the working capital to the selling shareholders. Acquisition-related expenses incurred by the Company amounted to $0.6 million which has been recorded under selling, general and administrative expenses. This transaction has been accounted using the acquisition method of accounting.

The purchase price of $7.3 million has been allocated to the acquired assets and assumed liabilities based on management's estimates and independent valuation as summarized below (dollars in thousands):

Particulars	Amount
Cash	$52
Net current assets	1,244
Property and equipment	572
Intangibles:
- Customer contracts	1,200
- Technology platform	100
- Trademark	617
Deferred tax liabilities	(543)
Goodwill	4,042

Total purchase price	$7,284

Goodwill included $1.5 million which is deductible for tax purposes as per local taxation laws in the United States of America.

2.2 Equity affiliate

In June 2010, Patni Computer Systems Japan Inc. entered into Joint Venture Agreement (49% ownership interest) with J R Kyushu System Solutions Inc. The Joint Venture Company J R Kyushu Patni Systems Inc. has been incorporated on July 1, 2010. The Company has management influence on this Company, however does not control it, and hence accounted for using equity method. The Company has invested $0.6 million (Japanese Yen 49.0 million) and recognized equity income of $0.1 million and an equity loss of $0.1 million for the period from May 16, 2011 through December 31, 2011 and for the period from January 1, 2011 through May 15, 2011, respectively, and a loss of $0.1 million for the year ended December 31, 2010.

Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2011
Cash And Cash Equivalents [Abstract]
Cash And Cash Equivalents
3.	Cash and Cash Equivalents

Cash and cash equivalents held by the Company are as follows (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Bank Accounts	$42,239	$57,544
Money In Transit	—	9,602
Term Deposits	—	11,186
Cash in Hand	62	402

Total	$42,301	$78,734

Term deposits with banks can be withdrawn at any time, without prior notice or penalty on the principal.

Investments	12 Months Ended
Dec. 31, 2011
Investments [Abstract]
Investments
4.	Investments

Investment securities consist of the following (dollars in thousands):

(Successor)	As of December 31, 2011
	Cost of Purchase	Gross unrealized		Fair value
		Gains	Losses
Available for sale:
Mutual Fund Units:
- Liquid	$199,252	$106	$(192)	$199,166
- Fixed Maturity	111,559	2,978	(250)	114,287
Certificate of deposit with banks and others	8,621	279	—	8,900

Total	$319,432	$3,363	$(442)	$322,353

(Predecessor)	As of December 31, 2010
	Cost of Purchase	Gross unrealized		Fair value
		Gains	Losses
Available for sale:
Mutual Fund Units:
- Liquid	$68,814	$20	$(101)	$68,733
- Fixed Maturity	155,994	1,048	(2)	157,040
Certificate of deposit with banks and others	54,431	346	—	54,777

Total	$279,239	$1,414	$(103)	$280,550

Held to maturity:
Term deposits	$3,087

Dividends from available for sale securities, gross realized gains and losses on sale of available for sale securities are as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year Ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Dividends	$9,382	$4,585	$11,733	$10,425
Gross realized gains	3,152	1,054	5,806	9,703
Gross realized losses	246	—	203	235

Maturity profile of investment securities classified as available-for-sale and held-to-maturity are as follows (dollars in thousands):

As of December 31, 2011
(Successor)
Available for Sale:
Mutual fund units (fixed maturity):
Due within one year	$114,287

Total	$114,287

In 2011 and 2010, the Company redeemed the held to maturity investments at their carrying value which was $3.1 million and $5.4 million, respectively. The redemption in 2011 was on maturity and in 2010 the investment was redeemed before its maturity date by tendering it to the arranger at par value due to corporate restructuring proposal by the issuer resulting in triggering of mandatory pre-payment.

Accounts Receivable	12 Months Ended
Dec. 31, 2011
Accounts Receivable [Abstract]
Accounts Receivable

5.	Accounts receivable

Accounts receivable consist of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Receivables	$136,198	$125,129
Less: Allowances for doubtful accounts	(3,353)	(3,577)

Total	$132,845	$121,552

As of December 31, 2011 and 2010, accounts receivables from related parties included in receivables from related parties on the consolidated balance sheet consists of $4.9 million and $0.06 million respectively.

The activity in the allowance for doubtful accounts receivable is as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Balance at the beginning of the period /year	$3,485	$3,577	$2,887	$2,923
Additional provision (net of recoveries) made	982	(94)	615	2,270
Accounts receivable written off against the allowance	(846)	—	—	(2,380)
Foreign currency translation adjustment	(268)	2	75	74

Balance at the end of the period / year	$3,353	$3,485	$3,577	$2,887

Unbilled Revenue And Billings In Excess Of Costs And Estimated Earnings On Uncompleted Contracts	12 Months Ended
Dec. 31, 2011
Unbilled Revenue And Billings In Excess Of Costs And Estimated Earnings On Uncompleted Contracts [Abstract]
Unbilled Revenue And Billings In Excess Of Costs And Estimated Earnings On Uncompleted Contracts
6.	Unbilled revenue and billings in excess of costs and estimated earnings on uncompleted contracts (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Cost incurred on uncompleted contracts	$39,912	$40,344
Estimated earnings	48,154	32,476
Less: Billings to date	(76,710)	(60,010)

Total	$11,356	$12,810

Included in the accompanying balance sheet under the following captions:
Unbilled revenue	$30,060	$30,731
Billings in excess of costs and estimated earnings on uncompleted contracts	(18,704)	(17,921)

Total	$11,356	$12,810

Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Other Assets

7.	Other assets

Other assets consist of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Advances to vendors	$669	$601
Refundable security deposit	5,602	6,906
Deferred cost in respect of revenue arrangements	—	3,297
Due from employees	589	1,087
Derivative contracts	277	5,177
Advance for investments	—	3,356
Deposit with tax authorities	6,519	7,414
Service tax receivable	2,979	1,730
Others	127	456

Total	$16,762	$30,024

Less: Other current assets:
Advances to vendors	(669)	(601)
Refundable security deposit	(678)	(3,644)
Deferred cost in respect of revenue arrangements	—	(2,288)
Due from employees	(585)	(1,062)
Derivative contracts	(277)	(5,177)
Advance for investments	—	(3,356)
Service tax receivable	(2,979)	(1,730)
Others	(254)	(456)

Total	$(5,442)	$(18,314)

Other assets	$11,320	$11,710

Property And Equipment	12 Months Ended
Dec. 31, 2011
Property And Equipment [Abstract]
Property And Equipment
8.	Property and equipment

Property and equipment consists of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Land	$—	$4
Building	86,832	81,189
Leasehold improvements	3,397	7,798
Computer – Hardware and other service equipment	13,200	53,678
Computer – Software	13,785	50,708
Furniture and fixtures	9,483	22,742
Other equipment	11,979	42,597
Vehicles	404	1,226
Capital work-in-progress	8,889	10,622
Capital advances	—	4,186
Less: Accumulated depreciation and amortization	(16,867)	(138,514)

Total	$131,102	$136,236

Depreciation on property and equipment and amortization of computer software included in depreciation and amortization of property and equipment is as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Depreciation expense	$21,887	$8,594	$23,111	$22,005
Amortization of computer software as part of deprecation expenses	4,582	2,542	6,739	4,247

Unamortized computer software cost as of December 31, 2011 and ended 2010 amounted to $11.3 million and $15.3 million, respectively.

Goodwill And Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Intangible Assets [Abstract]
Goodwill And Intangible Assets
9.	Goodwill and intangible assets

Intangible assets as of December 31, 2011 and 2010 consist of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Customer related intangibles	$186,615	$15,238
Technology related intangibles	—	498
Marketing related intangibles	—	617
Intellectual property rights	9,400	33,912
Foreign currency translation adjustment	(29,286)	78

	166,729	50,343
Less: Accumulated amortization	(6,512)	(18,114)

	$160,217	$32,229

During 2007, the Company acquired the worldwide rights for a software Proprietary Intellectual Property Rights ("IPR") that enables communication service providers to offer customer management, retail point-of-sale and billing services for a variety of products and services. Cost of acquisition of the IPR amounting to $20,369 was capitalized as an intangible asset and was being amortized over a period of ten years. The Company was using this intellectual property for the purposes of software licensing, provision of reusable IP-led IT services, managed services and provision of hosted or software-as-a-service solutions. A royalty of 5% is payable to seller on such sales.

During 2009, due to adverse market conditions, the Company reviewed the recoverability of the carrying amount of the IPR. Based on the results of the recoverability test, the sum of the undiscounted cash flows of IPR expected to result from its use exceeded the carrying amount as at December 31, 2009. These undiscounted future cash flows were revised from previous periods to reflect current prevailing economic conditions. The Company concluded that as the undiscounted cash flows expected to be received from the continuing use of IPR exceeded its carrying value a comparison of the carrying value of the asset to its fair value was not required.

As of and during the year ended, December 31, 2010, there were no significant adverse events or changes in circumstance that indicated that the carrying amount of the IPR is not recoverable. Accordingly, the Company has not performed a detailed evaluation of recoverability of this IPR during 2010.

In June 2010, the Company acquired software Intellectual Property Rights ("IPR2") used for education sector management in UK and Ireland. Cost of acquisition of the IPR2 and marketing rights amounting to $12.0 million was been capitalized as an intangible asset and was being amortized over a period of seven years.

The intangibles (including existing intangible assets arising on earlier Patni acquisition) were fair valued as part of the acquisition by iGATE and detailed evaluation of recoverability was carried out. As of and during the year ended December 31, 2011 and 2010, there were no significant adverse events or changes in circumstance that indicated that the carrying amount of the various intangible assets is not recoverable.

The amortization expense is as given below (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	For the year ended
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Amortization	$7,034	$2,378	$5,335	$4,247

The estimated amortization for the intangible assets, for the next five years will be as follows (dollars in thousands):

Amount
2012	$11,065
2013	11,460
2014	11,894
2015	12,419
2016	12,859

$59,697

The movement in goodwill balance is given below (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)
Balance at beginning of the period/ year	$—	$69,661	$65,838
Goodwill arising on push down accounting	574,266	—	—
(refer Note 1.2)
Goodwill arising on acquisition of CHCS Services Inc	—	—	4,042
Foreign currency translation adjustment	(90,009)	242	(219)

Balance at end of the period/ year	$484,257	$69,903	$69,661

Goodwill as of December 31, 2010 includes $5.1 million, which is deductible for tax purposes as per local taxation laws in the United Kingdom. Goodwill as of December 31, 2010 includes $1.5 million, which is deductible for tax purposes as per local taxation laws in the United States of America.

Change In Estimate	12 Months Ended
Dec. 31, 2011
Change In Estimate [Abstract]
Change In Estimate
10.	Change in estimate

The U.S. Internal Revenue Service ("IRS") completed its assessment of tax returns for the years ended 2003 and 2004 of Patni U.S.A. and for the years ended March 31, 2003, 2004 and 2005 of the U.S. branch of the Company in 2008, and completed its assessment of tax returns for the years ended 2005 and 2006 of Patni U.S.A. in 2009. Based on the completion of assessment of these years, the Company reviewed the adequacy of the previously established tax exposure reserves with respect to these years and re-measured the established tax positions for the latter years based on the experience gained from the tax examination. Accordingly, the following amounts have been included in the income statement as a change in estimate (dollars in thousands):

Year ended December 31, 2009
(Predecessor)
Reduction of accrual for payroll taxes(1)	$(1,158)
Reduction in interest expense(2)	(1,616)
Reduction in other expense(3)	(232)
Reduction in income taxes – current	(9,423)
Increase in income taxes – deferred	1,110

$(11,319)

(1)	Included under cost of revenues
(2)	Included under Interest expense reversed
(3)	Included under other income/expense

During 2009, the Company received a favorable order from the Indian Income Tax Appellate Tribunal allowing the set off of certain losses against business income. Based on this order, the Company has reversed tax provisions amounting to $2.5 million, which has been included in the income statement for the year ended December 31, 2009.

As per the Company's practice, it finalized the amount of incentive payable to the employees for the fiscal year December 31, 2009 based on completion of employee appraisals including final determination of key operating parameters applicable to each employee and business unit during the year ended December 31, 2010. Accordingly, the Company has reversed incentive accrual amounting to $10.6 million which has been included in personnel cost in the consolidated statement of income for the year ended December 31, 2010.

The Company has finalized the amount of incentive payable to the employees for the year December 31, 2010 based on completion of employee appraisals including final determination of key operating parameters applicable to each employee and business unit during the year ended December 31, 2011. Accordingly, the Company has reversed an incentive accrual amounting to $5.1 million which was included in personnel cost in the statement of income for the period from January 1, 2011 through May 15, 2011.

Accrued Expenses	12 Months Ended
Dec. 31, 2011
Accrued Expenses [Abstract]
Accrued Expenses
11.	Accrued expenses

Accrued expenses consist of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Employee costs	$25,623	$36,175
Subcontractor accruals	7,383	6,908
Professional fees payable	1,787	2,584
Others	13,873	14,770

Total	$48,666	$60,437

Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities [Abstract]
Other Liabilities
12.	Other liabilities

Other liabilities consist of the following (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Provision for leave pay obligation	$12,248	$12,709
Provision for retirement benefits	2,083	13,631
Capital expenditure payable	481	1,570
Provision for payroll tax matters	1,309	363
Interest on corporate taxes and other related expenses	234	1,468
Provision for volume discounts	2,916	7,307
Advance from customers	2,104	1,474
Derivative liabilities	17,264	6,539
Value added tax	2,554	1,592
Others	8,069	6,755

Total	$49,262	$53,408
Less: Other current liabilities:
Provision for leave pay obligation	(12,248)	(12,709)
Provision for retirement benefits	(83)	(211)
Capital expenditure payable	(481)	(1,570)
Provision for volume discounts	(2,916)	(7,307)
Advance from customers	(2,104)	(1,474)
Derivative liabilities	(10,525)	—
Value added tax	(2,554)	(1,592)
Others	(8,098)	(6,138)

Total	$(39,009)	$(31,001)

Other liabilities	$10,253	$22,407

Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2011
Accumulated Other Comprehensive Loss [Abstract]
Accumulated Other Comprehensive Loss
13.	Accumulated other comprehensive loss

The components of accumulated other comprehensive loss was as follows (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Loss on foreign currency translation adjustment	$(221,423)	$(5,006)
Net unrealized gain on investments	2,655	909
Net unrealized (loss) gain on foreign currency derivative contracts	(19,933)	979
Actuarial gain (loss) relating to defined benefit plan	176	(1,360)

	$(238,525)	$(4,478)

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases
14.	Leases

Patni acquires certain vehicles under capital lease for a non-cancelable period of up to 4 years. The gross amount recorded in property and equipment for such capital leases and the related accumulated depreciation amounted to $0.4 million and $0.2 million as of December 31, 2011, respectively, and $0.4 million and $0.2 million as of December 31, 2010, respectively. The depreciation expense in respect of these assets aggregated 0.05 million, $0.02 million, $0.1 million and $0.2 million for the period from May 16, 2011 through December 31, 2011, for the period from January 1, 2011 through May 15, 2011 and the years ended December 31, 2010 and 2009, respectively.

Patni has operating lease agreements, primarily for leasing office and residential premises that expire over the next 1 to 10 years. Certain of these agreements (a) provide for cancellation by either party with a notice period ranging from 30 days to 120 days, after the initial lock-in period, if any, (b) contain a clause for renewal of the lease agreements, and (c) require the Company to pay certain executory costs such as taxes, maintenance and insurance.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) and future capital lease payments as of December 31, 2011 are as follows (dollars in thousands):

	Capital leases	Operating leases
2012	$99	$2,156
2013	86	2,226
2014	68	1,081
2015	23	534
beyond 2015	4	199

Total minimum lease payments	280	$6,196

Less: Amount representing interest	(54)

Present value of net minimum capital lease payments	226
Less: Current installments of obligations under capital leases	(72)

Obligations under capital leases, excluding current installments	$154

Rental expense for all operating leases for the period from May 16, 2011 through December 31, 2011, for the period from January 1, 2011 through May 15, 2011 and the years ended December 31, 2010 and 2009 was $5.7 million, $3.8 million, $11.1 million and $12.4 million, respectively.

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement
15.	Fair Value Measurement

On January 1, 2008, the Company adopted ASC 820, "Fair Value Measurements". As a result, the Company now classifies its inputs used to measure fair value into the following hierarchy:

Level 1 –	Unadjusted quoted market prices in active market.

Level 2 –	Unadjusted quoted prices in active markets for similar assets or liabilities or Unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or Inputs other than quoted prices that are observable for the asset or liability.

Level 3 –	Unobservable inputs for the assets or liability.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

In accordance with ASC 820, assets and liabilities are to be measured based on the following valuation techniques:

Market approach – Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

Income approach – Converting the future amounts based on the market expectations to its present value using the discounting methodology.

Cost approach – Replacement cost method.

As of December 31, 2011, the fair value of the Company's financial assets and liabilities that are measured at fair value on recurring basis, by hierarchy, is summarized in the following table (dollars in thousands):

(Successor)	Total	Level 1	Level 2	Level 3
Current assets:
Liquid mutual fund units	$199,166	$199,166	$—	$—
Fixed maturity fund units	114,287	—	114,287	—
Certificate of deposit with bank and others	8,900	—	8,900	—
Foreign currency exchange derivatives	277	—	277	—

Total current assets	$322,630	$199,166	$123,464	$—

Current liabilities:
Foreign currency exchange derivatives	$10,525	$—	$10,525	$—

Total current liabilities	$10,525	$—	$10,525	$—

Non-Current liabilities:
Foreign currency exchange derivatives	$6,739	$—	$6,739	$—

Total non-current liabilities	$6,739	$—	$6,739	$—

As of December 31, 2010, the fair value of the Company's financial assets and liabilities that are measured at fair value on recurring basis, by hierarchy, is summarized in the following table (dollars in thousands):

(Predecessor)	Total	Level 1	Level 2	Level 3
Current assets:
Liquid mutual fund units	$68,733	$—	$68,733	$—
Fixed maturity fund units	157,040	—	157,040	—
Certificate of deposit with bank and others	54,777	—	54,777	—
Foreign currency exchange derivatives	5,177	—	5,177	—

Total current assets	$285,727	$—	$285,727	$—

Non-Current liabilities:
Foreign currency exchange derivatives	$6,539	$—	$6,539	$—

Total non-current liabilities	$6,539	$—	$6,539	$—

Investments

The Company's investments consist primarily of investment in debt linked mutual funds and certificates of deposit with banks. Fair value of debt linked mutual funds are based on prices as stated by the issuers of mutual funds and are classified as Level 1 or 2 after considering whether the fair value is readily determinable. Fair value of investments in certificate of deposits, classified as available for sale, is determined using observable market inputs and are classified as Level 2.

Derivative financial instruments

The Company's derivative financial instruments consist of foreign currency forward exchange and option contracts. Fair value of derivative financial instruments are based on prices as provided by the banks and are classified as Level 2. The fair value is also obtained from independent third party dealers. All of the significant inputs to the third-party valuation models are observable in active markets. Inputs include current market-based parameters such as forward rates, yield curves and credit default swap pricing.

Assets and liabilities not measured at fair value

The fair value of Company's current assets and current liabilities approximate their carrying value because of their short-term maturity. Such financial instruments are classified as current and are expected to be liquidated within the next twelve months.

Derivatives Financial Instruments	12 Months Ended
Dec. 31, 2011
Derivatives Financial Instruments [Abstract]
Derivatives Financial Instruments
16.	Derivatives financial instruments

As of December 31, 2011 and December 31, 2010, $19.9 million and $(5.7) million, respectively of deferred losses (gains) (net of taxes) on derivative instruments accumulated in other comprehensive income are expected to be reclassified to earnings during the next 12 months. There were no cash flow hedges which were discontinued during the period because of non-occurrence of forecasted transaction.

The following table presents the aggregate contracted principal amounts of the Company's derivative contracts outstanding (dollars in thousands):

	Currency	As of December 31,
		2011	2010
		(Successor)	(Predecessor)
Forward contracts, sell	USD	346,350	314,325
Forward contracts, sell	JPY	75,000	500,000
Forward contracts, sell	GBP	13,390	8,730
Forward contracts, sell	EUR	1,650	—

The following table summarizes the location and fair value of outstanding derivative instruments in the consolidated balance sheets segregated by type of contract, by assets and liabilities and by designation:

Derivatives designated as hedging instruments (dollars in thousands):

	Balance sheet location	As of December 31,
		2011	2010
		(Successor)	(Predecessor)
Foreign currency exchange contracts	Other current assets	$98	$4,224
Foreign currency exchange contracts	Other current liabilities	9,785	—
Foreign currency exchange contracts	Other liabilities	6,739	6,539

Derivatives not designated as hedging instruments (dollars in thousands):

	Balance Sheet location	As of December 31,
		2011	2010
		(Successor)	(Predecessor)
Foreign currency exchange contracts	Other current assets	$179	$953
Foreign currency exchange contracts	Other current liabilities	740	—

Derivatives not designated as hedging instruments (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	For the year ended
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Statement of Income
Foreign exchange loss (gain), net:
Foreign currency exchange contracts	$17,289	$(1,468)	$(8,778)	$(1,446)

These foreign currency exchange contracts were entered into to hedge the fluctuations in foreign exchange rates for recognized balance sheet items such as inter-company and end customer receivables, and were not originally designated as hedges. Realized (gains) losses and changes in the fair value of these derivatives are recorded in foreign exchange (gains) losses, net in the consolidated statements of income.

The following table summarizes the location and amount of gains and losses on derivative contracts designated as hedging instruments in the consolidated statements of income for the period from May 16, 2011 to December 31, 2011 (Successor period), from January 1, 2011 to May 15, 2011 (Predecessor period) and for the years ended December 31, 2010 and 2009 (dollars in thousands):

Derivatives in Cash Flow Hedging Relationships	Amount of (gain) loss recognized in OCI on Derivatives		Location of (gain) loss reclassified from Accumulated OCI into Income	Amount of (gain) loss reclassified from Accumulated OCI into Income	Location of (gain) loss recognized in Income on Derivatives	Amount of (gain) loss recognized in Income on Derivatives
	(Effective Portion)		(Effective Portion)		(Ineffective Portion and amount excluded from effectiveness testing)
Successor
For the period May 16, 2011 through December 31, 2011	$28,211	*	Foreign exchange (gain) loss	$359	Foreign exchange (gain) loss	$(2,366)
Predecessor
For the period from January 1, 2011 through May 15, 2011	1,112	*	Foreign exchange (gain) loss	(3,356)	Foreign exchange (gain) loss	(2,015)
For the year ended December 31, 2010	(11,440)		Foreign exchange (gain) loss	(10,979)	Foreign exchange (gain) loss	(900)
For the year ended December 31, 2009	(12,330)		Foreign exchange (gain) loss	18,200	Foreign exchange (gain) loss	1,007

*	Includes deferred loss on settled rollover derivatives amounting to $17.4 million and deferred gain $0.7 million for the period May 16, 2011 through December 31, 2011 and January 1, 2011 through May 15, 2011, respectively.

The Company mitigates the credit risk of these derivatives by transacting with highly rated counterparties in India which are major banks. As of December 31, 2011, the Company has evaluated the credit and non-performance risks associated with the counterparties and believes that the impact of the credit risk associated with the outstanding derivatives was insignificant.

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity
17.	Shareholders' equity

Common shares

The Company has only one class of equity shares. For all matters submitted to vote in the shareholders' meeting, every holder of equity shares (except holders of American Depository Shares – "ADSs"), as reflected in the records of the Company shall have one vote in respect of each share held. In the event of liquidation of the affairs of the Company, all preferential amounts, if any, shall be discharged by the Company. The remaining assets of the Company after such discharge shall be distributed to the holders of equity shares in proportion to the number of shares held by them.

The common shares represented by the ADSs are similar to other common shares except for voting rights. Under the depository agreement, the depository of ADSs shall vote as directed by the Board of Directors of the Company.

Retained earnings and dividends

Retained earnings as of December 31, 2011 and 2010 include profits aggregating $12.35 million and $16.24 million, respectively, which are not distributable as dividends under Indian Companies Act, 1956 (Companies Act).

The ability of Patni to declare and pay dividend under the Companies Act, is determined by its distributable profits as shown by its statutory accounts prepared in accordance with Indian GAAP. When Patni wishes to declare dividends, it is required as per the Companies Act, to transfer up to 10% of its net income (after the deduction of any accumulated deficit) computed in accordance with Companies Act to a general reserve before a dividend can be declared. Also, Indian law on foreign exchange governs the remittance of dividends outside India.

The Company's shareholders approved final dividend of Rs. 3/- per equity share in Annual General Meeting held on June 23, 2010. The Company's Board of Directors approved special interim dividend of Rs. 63/- per equity share in their meeting held on August 13, 2010. The total amount paid was $216.4 million (including dividend tax of $30.9 million) for the year ended December 31, 2010.

Employee Stock Compensation Plans	12 Months Ended
Dec. 31, 2011
Employee Stock Compensation Plans [Abstract]
Employee Stock Compensation Plans

18.	Employee stock compensation plans

On June 30 2003, Patni established the Patni ESOP 2003 plan (the "2003 ESOP Plan"). Under the 2003 ESOP Plan, the Company is authorized to issue up to 11,142,085 equity shares to eligible employees. Employees covered by the 2003 ESOP Plan are granted an option, which may be based on service or performance criteria, to purchase shares of the Company subject to the requirements of vesting. The options vest in a graded manner from one year to four years and expire at the end of five years from the date of vesting. A compensation committee constituted by the Board of Directors of the Company administers the 2003 ESOP Plan. The 2003 ESOP Plan has been amended to enable the Company to issue up to 2,000,000 ADR linked options (wherein one ADR linked option is equal to two equity shares of the Company) to the employees of the Company as well as its subsidiaries.

In June 2009, the shareholders authorized the Company to issue upto an additional 8,000,000 equity shares to eligible employees under the 2003 ESOP Plan (hereinafter referred to as the "ESOP Plan").

The fair value of outstanding options at the date of the acquisition by iGATE amounted to $18.2 million using Black-Scholes-Merton option pricing model. The fair value of vested options and fair value of unvested options attributable to the pre-combination service period aggregating to $13.9 million is included as part of non-controlling interest and recorded as a component of purchase consideration. The fair value of unvested options attributable to the post-combination service period amounting to $4.3 million will be recorded as stock-based compensation cost on a straight line basis over the remaining vesting/service period.

The weighted average grant date fair value of options granted during the period from May 16, 2011 through December 31, 2011 was $6.00 for equity linked options and $12.99 for ADR linked options, respectively. The weighted average grant date fair value of options granted during the year ended December 31, 2010 was $9.21 for equity linked options and $19.11 for ADR linked options, respectively. The weighted average grant date fair value of options granted during the year ended December 31, 2009 was $2.42 for equity linked options and $8.18 for ADR linked options.

Stock options activity under the ESOP Plan is as follows:

(Successor)	May 16, 2011 through December 31, 2011
	Shares arising out of options		Exercise price		Weighted average remaining contractual life (months)
Outstanding at the beginning of the period	1,265,250 900,000 75,978 328,113 1,484,257		$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	55 74 12 19 46

Granted during the period (including 4,125 ADR linked options)	20,250			$0.04	85

Forfeited during the period	(182,950 (18,206 (90,012 (451,719	) ) ) )	$ $ $ $	0.04 3.16 5.51-7.35 7.55-11.18	— — — —

Exercised during the period	(667,019 (150,000 (10,774 (52,222 (6,450	) ) ) ) )	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	— — — — —

Outstanding at the end of the period	435,531 750,000 46,998 185,879 1,026,088		$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	60 — 11 16 41

Exercisable at the end of the year	342,481 750,000 46,998 185,879 845,263		$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	56 — 11 16 32

Vested and expected to vest	432,031 750,000 46,998 185,879 973,323		$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	60 — 11 16 40

(Predecessor)	January 1, 2011 through May 15, 2011
	Shares arising out of options	Exercise price		Weighted average remaining contractual life (months)
Outstanding at the beginning of the period	2,315,895 1,650,000 101,853 627,012 1,807,188	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	59 68 17 22 51

Granted during the period	—		—	—

Forfeited during the period	(106,037) (1,525) (54,500) (97,700)	$ $ $ $	0.04 3.16 5.51-7.35 7.55-11.18	— — — —

Exercised during the period	(944,608) (750,000) (24,350) (244,399) (225,231)	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	— — — — —

Outstanding at the end of the period	1,265,250 900,000 75,978 328,113 1,484,257	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	55 74 12 19 46

Exercisable at the end of the period	371,370 150,000 75,978 328,113 1,054,832	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	62 67 12 19 35

Vested and expected to vest	1,163,471 900,000 75,978 320,513 1,473,181	$ $ $ $ $	0.04 2.05-2.75 3.16 5.51-7.35 7.55-11.18	60 76 14 20 48

	Year ended December 31, 2010
(Predecessor)	Shares arising out of options	Exercise price	Weighted average remaining contractual life (months)
Outstanding at the beginning of the year	2,246,900	$0.04	72
	1,774,000	$2.05-2.75	80
	277,675	3.16	24
	1,565,901	$5.51-7.35	29
	2,520,101	$7.55-11.18	60
Granted during the period (including 142,015 ADR linked options)	1,043,940	$0.04	90
	60,000	$7.55-11.18	61
Forfeited during the year	(142,728)	$0.04	—
	(19,976)	$3.16	—
	(121,733)	$5.51-7.35	—
	(447,664)	$7.55-11.18	—
Exercised during the year	(832,217)	$0.04	—
	(124,000)	$2.05-2.75	—
	(155,846)	$3.16	—
	(817,156)	$5.51-7.35	—
	(325,249)	$7.55-11.18	—

Outstanding at the end of the year	2,315,895	$0.04	59
	1,650,000	$2.05-2.75	68
	101,853	$3.16	17
	627,012	$5.51-7.35	22
	1,807,188	$7.55-11.18	51

Exercisable at the end of the year	264,354	$0.04	52
	375,000	$2.05-2.75	50
	101,853	$3.16	17
	627,012	$5.51-7.35	22
	1,113,438	$7.55-11.18	37

Vested and expected to vest	2,221,948	$0.04	60
	1,650,000	$2.05-2.75	68
	101,853	$3.16	17
	627,012	$5.51-7.35	22
	1,774,787	$7.55-11.18	51

The fair value of each option on the date of grant/acquisition is estimated using the Black-Scholes-Merton option pricing model with the following assumptions for the equity linked options.

	May 16, 2011 through December 31, 2011	May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Dividend yield	0.67%	0.67%	0.60% - 1.06%	1.37% - 1.78%
Weighted average dividend yield	0.67%	0.67%	0.68%	1.53%
Expected life	3.5-5.5 years	1.0-5.25 years	3.5 - 6.5 years	3.5 - 6.5 years
Risk free interest rate	8.29% -8.37%	8.11%-8.38%	6.81% - 7.96%	5.94% - 7.21%
Volatility	38.47%-39.13%	26.85%-42.02%	37.69% - 42.84%	37.01% - 44.16%
Weighted Average Volatility	38.84%	31.70%	41.85%	39.42%

The fair value of each option on the date of the grant is estimated using the Black-Scholes-Merton option pricing model with the following assumptions for ADR linked options.

	May 16, 2011 through December 31, 2011	May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Dividend yield	0.68%	0.67%	0.60% -1.06%	1.18% -1.64%
Weighted average dividend yield	0.68%	0.67%	0.64%	1.61%
Expected life	3.5-5.5 years	1.0 - 4.98 years	1.0 - 6.5 years	1.0 - 6.5 years
Risk free interest rate	0.58%-1.15%	0.18% - 1.76%	0.48% - 2.93%	0.52% - 2.96%
Volatility	38.27%-40.64%	26.85%-42.02%	30.54% - 46.33%	42.41% - 50.79%
Weighted Average Volatility	39.71%	35.84%	32.14%	46.65%

The aggregate intrinsic value of options exercised and fair value of options vested is as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Intrinsic value of options exercised	$5,830	$16,859	$16,171	$4,161
Fair value of options vested	8,881	2,678	7,497	2,827

The intrinsic value of options outstanding, exercisable and expected to vest is as follows:

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Options outstanding	$9,769	$43,809
Options exercisable	8,819	10,136
Options vested and expected to vest	9,769	42,732

iGATE Corporation has issued 639,900 performance based restricted awards to Patni employees and the Company has recorded compensation expense amounting to $1.0 million for the period May 16, 2011 to December 31, 2011.

The compensation expense recognized as cost of revenues and selling, general and administrative expense is as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Cost of revenues	$481	$624	$2,682	$1,572
Selling, general and administrative expenses	3,587	2,095	5,943	3,737

The simplified method is used to estimate the expected term of the instruments in the option valuation model which is based on the vesting term and contractual term of the option as the Company does not have sufficient historical data on option exercise. Volatility is based on historical volatility in the share price movement of the Company over the expected term.

As of December 31, 2011, the total compensation cost related to non-vested awards not yet recognized is $0.6 million and the weighted average period over which it is expected to be recognized is 21 months.

Income Tax	12 Months Ended
Dec. 31, 2011
Income Tax [Abstract]
Income Tax
19.	Income Tax

Total income tax expense is allocated as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Income from operations	$15,934	$10,357	$19,336	$4,759
Shareholders' equity, for
- unrealized gains (losses) on investment securities	266	489	(118)	(302)
- unrealized gains (losses) on derivative instruments	(7,919)	(1,172)	1,956	(20)
- pension	—	535	(272)	(182)
- gratuity	69	(316)	(43)	14
- tax benefit arising on exercise of stock options	—	(364)	(1,330)	(814)

Total	$8,350	$9,529	$19,529	$3,455

Income tax expense attributable to income from continuing operations consists of the following (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Current taxes:
Domestic	$12,153	$17,578	$27,637	$14,092
Foreign	1,988	(5,897)	6,551	(468)

	14,141	11,681	34,188	13,624

Deferred taxes:
Domestic	(597)	(3,509)	(13,836)	(9,063)
Foreign	2,390	2,185	(1,016)	198

	1,793	(1,324)	(14,852)	(8,865)

Total	$15,934	$10,357	$19,336	$4,759

Pre-tax income from domestic and foreign operations is set out below (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Pre-tax income
Domestic	$47,340	$49,223	$138,859	$98,087
Foreign	15,915	(12,685)	13,656	26,452

Total	$63,255	$36,538	$152,515	$124,539

The tax effect of temporary differences that give rise to significant portion of deferred tax assets and liabilities are presented below (dollars in thousands):

	As of December 31,
	2011	2010
	(Successor)	(Predecessor)
Deferred tax assets:
Leave pay obligation, accrued incentives, pension obligations, etc	$10,599	$11,827
Accounts receivable	760	866
Deferred revenue	745	387
Carry forward business and other losses	11,421	11,079
Payroll taxes and interest on payroll and corporate taxes	577	831
Stock based compensation costs	383	2,188
Unrealized loss on derivatives	4,373	1,325
Billings in excess of costs and estimated earnings on uncompleted contracts	937	534
MAT credit entitlement(1)	31,257	40,845
Others	212	176

Gross deferred assets	61,264	70,058
Less: Valuation allowance	(13,637)	(10,282)

Total deferred tax assets	47,627	59,776
Deferred tax liabilities:
Property and equipment	(32,066)	(3,484)
Undistributed earnings of U.S. branch	(2,772)	(1,529)
Unrealized gain on available for sale securities	(291)	(423)
Intangible assets	(40,267)	(1,601)
Tax deduction available for notional interest deduction	—	(500)
Tax deductible goodwill	—	(1,055)
Others	(81)	—

Total deferred tax liabilities	(75,477)	(8,592)

Net deferred tax assets	(27,850)	$51,184

Classified as
Deferred tax assets
Current	$18,992	$35,542
Noncurrent	11,630	16,622
Deferred tax liabilities
Current	—	—
Noncurrent	58,472	980

Net Deferred tax assets	$(27,850)	$51,184

(1)

Indian Companies that benefit from a holiday from India Corporate Income taxes are subjected to Minimum Alternate Tax (MAT). Until March 31, 2011, MAT provisions were applicable to units availing exemption under section 10A of the Income-tax Act, 1961. With effect from April 1, 2011 MAT has been extended to income in respect of which deduction is claimed under section 10AA of the Indian Income tax Act, 1961. Consequently, the Company has calculated the tax liability on units availing exemption after considering MAT. The excess tax paid under MAT provisions over and above normal tax liability can be carried forward and set-off against future tax liabilities computed under normal tax provisions. Accordingly, deferred tax asset of $4.2 million, $16.9 million and $9.8 million has been recognized during fiscal year December 31, 2011, 2010 and 2009, respectively, in respect of MAT credit entitlement, which can be carried forward for a period of 10 years. During the period from January 1, 2011 through May 15, 2011 and May 16, 2011 through December 31, 2011 MAT amounting to $1.3 million and $6.9 million respectively has been utilized against current tax liabilities post expiry of 10 A benefits.

In assessing the realisability of deferred tax assets, management considers whether it is more likely than not, that some portion, or all, of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences and loss carry forward are deductible. Management considers the reversal of taxable temporary differences, the projected future taxable income, tax planning strategies and impact of tax exemptions currently available to the Company, in making this assessment. Based on the level of expected taxable incomes over the periods in which the deferred tax assets are deductible, management believes that it is more likely than not the Company will realize the benefits of those deductible differences, net of existing valuation allowances.

The operating loss of the subsidiaries in the UK amounting to $22.2 million can be carried forward for an indefinite period. The operating loss of the subsidiary in Mexico amounting to $3.1 million will expire at various dates through December 31, 2021. The operating loss of the subsidiary in Singapore amounting to $7.3 million can be carried forward for an indefinite period. The operating loss of subsidiary in Japan amounting to $0.6 million can be carried forward and will expire at various dates through December 31, 2018.

Deferred tax liability in respect of undistributed earnings of Patni's foreign subsidiaries as of December 31, 2011 aggregating $16.9 million has not been recognized in the financial statements, as such earnings are considered to be indefinitely re-invested. As of December 31, 2011, the undistributed earnings of these subsidiaries were approximately $52.2 million.

The increase in valuation allowance of $3.3 million in the year 2011, is primarily due to additional valuation allowance of $2.7 million ($1.0 million for the period from May 16, 2011 through December 31, 2011 and $1.7 million for the period from January 1, 2011 through May 15, 2011) in respect of deferred tax asset recorded on net operating losses of subsidiaries in foreign jurisdiction for the year ended December 31,2011 and $0.6 million recorded on the date of acquisition of certain intangible assets in UK jurisdiction, where the Company believes that it is more likely than not, based on the available evidence that the asset will not be realized.

The increase in valuation allowance of $6.7 million in the year 2010, is primarily due to additional valuation allowance of $2.8 million in respect of deferred tax asset recorded on net operating losses of subsidiaries in foreign jurisdiction for the year ended December 31, 2010, valuation allowance of $1.8 million on deferred tax asset of Patni Telecom India (formerly known as Cymbal Information Services Pvt. Ltd.) comprising MAT credit entitlement and valuation allowance of $2.1 million on deferred tax asset recorded on long term capital loss arising on investment in available for sale securities, where the Company believes that it is more likely than not, based on available evidence that the asset will not be realized.

The reported income tax expense attributable to income from continuing operations differed from amounts computed by applying the enacted tax rate to income of Patni from continuing operations before income-taxes as a result of the following (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Income before income taxes	$63,255	$36,538	$152,515	$124,539
Weighted average enacted tax rate in India	32.45%	32.96%	33.41%	33.99%
Computed expected income tax expense	20,527	12,043	50,955	42,331
Effect of:
Income exempt from tax	(5,236)	(6,290)	(40,369)	(30,674)
Changes in valuation allowance	1,073	1,666	6,681	3,601
Carry forward losses on long term capital loss	(1,108)	(38)	(2,063)	(412)
Non deductible expenses	2,736	897	2,347	2,003
U.S. State taxes, net of federal tax benefit	441	(682)	471	1,021
Branch taxes	3,421	3,265	9,371	9,733
Reversal of the uncertain tax positions due to the expiration of the statute of limitation	(7,648)	—	(6,735)	(7,629)
Foreign income taxed at different rates	699	326	1,028	649
Change in statutory tax rate on deferred taxes	—	—	45	—
Profit on sale of investments taxed at other than statutory rate	—	—	(607)	(3,093)
Change to prior year tax expense estimates	—	—	—	(9,423)
Reversal of prior year tax	470	(671)	(1,845)	(3,453)
Others	559	(159)	57	105

Reported income tax expenses	$15,934	$10,357	$19,336	$4,759

The Company conducts its business globally, and, as a result, the Company and some of its subsidiaries file income tax returns in India, the U.S., and various foreign jurisdictions. The tax years ended March 31, 2000 to March 31, 2011 remains open to examination by the Indian tax authorities. With few exceptions, the Company is no longer subject to U.S. federal, state and local tax examinations by tax authorities for years before 2008 with regard to the Company's U.S. branch and with regard to Patni U.S.A.

The Tax holiday available to the Company for Software Technology Parks of India ("STPI") units under section 10A of the Income-tax Act, 1961 expired on March 31, 2011. As a result, a substantial portion of profits of the Patni India operations is now taxable as per the normal provisions of the Indian Income-tax Act. However, the Company is eligible to claim the exemption on its profits earned from its undertakings situated in Special Economic Zones ("SEZ") in India in respect of 100% of the export profits for a period of 5 years and 50% of such profits for next 5 years and 50% of the profits for further period of 5 years subject to satisfaction of certain capital investments requirements. The aggregate tax effect on net income of the above tax holiday and export incentive schemes were $2.2 million, $10.8 million, $36.6 million and $27.1 million for the period from May 16, 2011 through December 31, 2011, for the period from January 1, 2011 through May 15, 2011, and the years ended December 31, 2010 and 2009, respectively. Further, the per share effect of this exemption on net income was $0.02 million, $0.08 million, $0.28 million and $0.21 million for the period from May 16, 2011 through December 31, 2011, for the period from January 1, 2011 through May 15, 2011, and the years ended December 31, 2010 and 2009, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	As of December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Beginning balance	34,819	32,415	32,371	45,872
Additions based on tax positions related to current year	4,256	2,695	8,483	8,355
Settlement	(243)	—	—	(202)
Reductions for tax positions of prior years	(186)	—	(1,229)	(13,675)
Reductions for tax positions due to lapse of statute of limitations	(8,160)	—	(7,265)	(8,222)
Exchange difference	(262)	(291)	54	244

Ending Balance	30,224	34,819	32,414	32,372

The Company recognizes interest and penalties related to uncertain tax positions in other (expense)/ income. The company recorded interest expenses relating to uncertain position of $0.2 million for the period from January 1, 2011 through May 15, 2011 and $0.4 million for the period from May 16, 2011 through December 31, 2011 and reversed $0.8 million for the period from 16 May 2011 through 31 December 2011 on account of expiry of statute of limitation with regard to its U.S. Branch for the fiscal year ended March 31, 2008. During year ended December 31, 2010, the Company reversed interest net of tax provision amounting to $0.3 million mainly on account of expiry of statute of limitation with regard to its U.S. Branch for the fiscal year ended March 31, 2007 amounting to $1.1 million. During year ended December 31, 2009, the Company reversed interest and penalties net of provision amounting to $2.0 million mainly on account of reversal of $1.8 million arising on account of completion of assessment with IRS for years 2005 and 2006 for Patni U.S.A. and $1.2 million on account of expiry of statute of limitation with regard to U.S. Branch for the fiscal year ended March 31, 2006. As of December 31, 2011 and 2010, the Company has recognized $1.3 million and $1.5 million, respectively, as accrued interest and penalties related to uncertain tax positions.

As of December 31, 2011 and 2010, the Company has $25.3 million and $30.0 million, respectively, of net unrecognized tax benefits arising out of tax positions which would affect the effective tax rate, if recognized. Although, it is difficult to anticipate the final outcome on timing of resolution of any particular uncertain tax position, the Company believes that the total amount of unrecognized tax benefits will be decreased by $7.2 million during the next 12 months due to expiry of statute of limitation.

Retirement Benefits To Employees	12 Months Ended
Dec. 31, 2011
Retirement Benefits To Employees [Abstract]
Retirement Benefits To Employees
20.	Retirement benefits to employees

Gratuity benefits

In accordance with the Payment of Gratuity Act, 1972, Patni provides for gratuity, a defined retirement plan covering all eligible employees. The plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee's defined portion of last salary and the years of employment with the Company. This plan is applicable to Patni and its Indian subsidiary Patni Telecom Solutions Private Limited ("Patni Telecom India") and the India branch of CHCS Services Inc. ("CHCS India").

Patni contributes each year to a gratuity fund based upon actuarial valuation performed by an actuary. The fund is administered by Patni through a trust set up for the purpose. All assets of the plan are owned by the trust and comprises investment in government securities, government securities based mutual funds and other securities. The Gratuity Plan of Patni Telecom India and CHCS India is not funded.

With regard to the Gratuity Plans of Patni India, Patni Telecom India and CHCS India, the following table sets forth the plans' funded status and amounts recognized in the Company's consolidated balance sheets (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)
Change in benefit obligation
Projected benefit obligation ("PBO") beginning of period/year	$9,106	$7,895	$6,493
Service cost	1,218	480	1,086
Interest cost	552	268	509
Plan amendments	—	—	726
Translation loss (gain)	(1,421)	(47)	304
Actuarial loss (gain)	(231)	830	(258)
Benefits paid	(1,139)	(320)	(965)

PBO	8,085	9,106	7,895

Fair value of plan assets at beginning of period/year	7,934	5,976	5,874
Actual return on plan assets	380	256	130
Employer contributions	37	2,022	680
Benefits paid	(1,072)	(319)	(964)
Translation gain (loss)	(1,152)	(1)	256

Plan assets at end of period	6,127	7,934	5,976

Funded status	(1,958)	(1,172)	(1,919)

Accumulated benefit obligation	5,782	6,533	5,791

Amounts recognized in the consolidated balance sheets consists of:
Provision for Gratuity (included in 'other current liabilities')	83	75	74
Provision for Gratuity (included in 'other liabilities')	1,875	1,097	1,845

	$1,958	$1,172	$1,919

Key weighted average assumptions used to determine the benefit obligation were as follows:

	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)
Discount rate	9.80%	8.9%

For actuarial valuation at December 31, 2011 and 2010, compensation levels have been assumed to increase at 10% for the first two years, 8% for next three years and 6% thereafter.

The expected rate of return on assets in the future is considered to be 7.5% based on the expectation of the average long-term rate of return to prevail over the next 15 to 20 years on the type of investments prescribed as per the statutory pattern of investments.

The composition of plan assets is detailed below (dollars in thousands):

	As of December 31,
	2011		2010
	(Successor)		(Predecessor)
	Amount	%	Amount	%
Central/State Government Securities	$52	1%	$65	1%
Investment in Government Securities based funds	3,517	57%	3,864	65%
Public Sector bonds/ Financial Institutions/ Bank bonds/ Term deposits/Rupee Bonds	2,558	42%	2,047	34%

Total	$6,127	100%	$5,976	100%

The investments are made in accordance with the prescribed government guidelines. Fair values of government securities based mutual funds are based on prices as stated by the issuers of mutual funds and are classified as Level 2. Fair values of investment in Central/State government securities and public sector bonds/ financial institutions/ bank bonds/ term deposits/ rupee bonds are determined using observable market inputs and are classified as Level 2.

Net periodic gratuity cost included the following components (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Service cost	$1,218	$480	$1,086	$953
Interest cost	552	268	509	504
Expected return on assets	(329)	(159)	(427)	(332)
Amortization of actuarial (gain) loss	(7)	80	101	(11)

Net gratuity cost	$1,434	$669	$1,269	$1,114

Key weighted average assumptions used to determine the net periodic gratuity cost were as follows:

		Year ended December 31,
	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Discount rate	10.05%	8.90%	7.45%	7.45%
Expected return on assets	7.50%	7.50%	7.50%	7.50%

Patni's expected contribution to gratuity fund for the calendar year 2012 is $2.9 million. The expected benefit payments for next ten years are as follows (dollars in thousands):

Amount
2012	$2,113
2013	2,105
2014	1,976
2015	2,298
2016	2,388
2017-2021	8,366

As of December 31, 2011, 2010 and 2009, the pre tax amounts in accumulated other comprehensive income (loss), not yet recognized as a component of net periodic gratuity costs consists of actuarial gain (loss) and prior service cost on account plan amendment of $0.18 million, $(0.6) million and $0.03 million, respectively. The estimated actuarial gain (loss) and prior service cost that will be amortized from other comprehensive income (loss) in net periodic gratuity cost in fiscal 2012 is $305.

Other pension benefits

Two former founder directors of Patni India are entitled to receive pension benefits upon retirement or on termination from employment at the rate of 50% of their last drawn monthly salary. The pension is payable from the time the eligible individual reaches the age of 65 years and is payable to the respective individuals or the surviving spouse. In 2011, the Company settled the pension liability for one of the founder directors by purchasing a non participating annuity contract. The funding discharges the Company of all future pension obligations to this individual. The amount is paid to insurance company for a non participating annuity contract and this constitutes settlement of liability.

For the other founder director, the payment of pension will start when he reaches the age of 65. The Company has invested in a plan with Life insurance Corporation of India which will mature at the time this founder director will reach age of 65. Since the Company is obligated to fund the shortfall, if any, between annuity payable and the value of plan asset, the pension liability is actuarially valued at each balance sheet date.

With regard to former founder directors pension plans, the following table sets forth the plan's funded status and amounts recognized in the Company's consolidated balance sheet (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)
Change in benefit obligation
PBO as of beginning of period	$2,664	$2,225	$2,412
Service cost	—	—	—
Interest cost	97	71	178
Translation (gain) loss	(120)	(10)	99
Actuarial (gain) loss	(72)	378	(330)
Benefits paid*	(1,458)	—	(134)

PBO	1,111	2,664	2,225

Fair value of plan assets as of beginning of period	—	—	—
Actual return on plan assets	—	—	—
Employer contributions	1,178	—	—
Benefits paid	—	—	—
Translation gain (loss)	(192)	—	—

Plan assets at end of period	986	—	—

Funded status	(125)	(2,664)	(2,225)

Accumulated benefit obligation	1,111	2,664	2,225
Amounts recognized in the consolidated balance sheets consists of:
Provision for Pension (included in 'other current liabilities')	—	1,458	137
Provision for Pension (included in 'other liabilities')	125	1,206	2,088

	$125	$2,664	$2,225

*	This represents amount paid for purchase of non participating annuity contract for a Founder Director during the year 2011.

Key weighted average assumptions used to determine benefit obligation for the former founder director pension plan were as follows:

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)
Discount rate	7%	7%	8.90%
Increase in compensation levels	0%	0%	0%

The Plan asset is invested with Life Insurance Corporation of India which in turn has invested the funds in Government Security funds and are classified as Level 2.

Net periodic pension cost included the following components (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Service cost	$—	$—	$—	$—
Interest cost	97	71	178	$168
Amortization	—	306	3	—

Net pension cost	$97	$377	$181	$168

Key weighted average assumptions used to determine net periodic pension cost for the former founder directors plan were as follows:

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Discount rate	7%	8.90%	8.90%	7.45%
Increase in compensation levels	0%	0%	0%	0%

The expected contribution for the calendar year 2012 is $Nil million.

The expected benefit payments for next ten years are as follows (dollars in thousands):

Amount
2012	$—
2013	—
2014	—
2015	—
2016	—
2017-2020	$576

A former founder and executive director with Patni USA is entitled to receive pension benefits upon retirement or on termination from employment at the rate of 50% of his last drawn monthly salary. The pension is payable from the time the eligible individual reaches the age of 71 years and is payable to the respective individual or the surviving spouse. In 2011, the Company settled the pension liability by funding a non participating annuity contract. The funding discharges the Company of all future pension obligations to this individual.

With regard to the former founder and executive director's pension plan, the following table sets forth the plan's funded status and amounts recognized in the Company's consolidated balance sheet (dollars in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)
Change in benefit obligation
PBO as of beginning of period	$10,960	$9,487	$8,007
Service cost	—	92	215
Interest cost	—	162	370
Settlement	—	265	—
Actuarial loss	—	954	895
Amount paid to non participating annuity contract	(10,960)	—	—

PBO	—	10,960	9,487

Funded status	—	(10,960)	(9,487)
Accumulated benefit obligation	—	10,960	7,128
Amounts recognized in the consolidated balance sheets consists of:
Provision for Pension (included in 'other current liabilities')	—	10,960	—
Provision for Pension (included in 'other liabilities')	—	—	9,487

	$—	$10,960	$9,487

Key weighted average assumptions used to determine benefit obligation for the former founder and executive director's plan were as follows:

	January 1, 2011 through May 15, 2011	December 31, 2010
	(Successor)	(Predecessor)
Discount rate	3.5%	4.5%
Increase in compensation levels	—	10%

Net periodic pension cost of former founder and executive director's included the following components (dollars in thousands):

	January 1, 2011 through May 15, 2011	Year ended December 31,
		2010	2009
	(Predecessor)	(Predecessor)	(Predecessor)
Service cost	$92	$215	$201
Settlement	265	—	—
Interest cost	162	370	336
Amortization	2,312	—	—

Net pension cost	$2,831	$585	$537

Key weighted average assumptions used to determine net periodic pension cost for the Patni USA pension plan were as follows:

	January 1, 2011 through May 15, 2011		Year ended December 31,
			2010		2009
	(Predecessor)		(Predecessor)		(Predecessor)
Discount rate	4.5	% p.a.	4.5	% p.a.	4.5	% p.a.
Increase in compensation levels	10	% p.a	10	% p.a.	10	% p.a.

As of December 31, 2011, 2010 and 2009, the pre tax amounts in accumulated other comprehensive income (loss), not yet recognized as a component of net periodic pension costs consists of actuarial loss of $Nil million, $(1.3) million and $(0.7) million, respectively. The estimated actuarial gain (loss) that will be amortized from other comprehensive income (loss) in net periodic pension cost in fiscal 2012 is $Nil million.

Provident Fund

All eligible employees in India receive provident fund benefits through a defined contribution plan in which both the employee and employer make monthly contributions to the plan at 12% each of the covered employee's defined portion of salary. The Company has no further obligations under the plan beyond monthly contribution. Patni contributes to the Provident Fund Plan maintained by the Government of India.

Patni contributed $4.1 million, $2.2 million, $4.6 million and $ 4.2 million to the Provident Fund Plan in the period from May 16, 2011 through December 31, 2011, the period from January 1, 2011 through May 15, 2011, and years ended 2010, and 2009, respectively.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information
21.	Segment information

The Company's operations relate to providing IT services and solutions, delivered to customers operating in various industry segments. Accordingly, during predecessor period revenues represented along industry segments comprised the principal basis of segmental information set out in these consolidated financial statements. Secondary segmental reporting was performed on the basis of the geographical location of the customers. Consequent to iGATE acquiring majority ownership in the Company, there has been change in operational and management structure of the Company. With this change, the Board of Directors and Chief Executive Officer of the Company review the performance of the Company as one primary segment. Secondary segmental reporting continues to be performed on the basis of the geographical segmentation since Company operates in various countries. The segment disclosure for corresponding earlier periods is accordingly reinstated to as one segment.

Patni's geographic segmentation is based on location of customers and comprises United States of America ("USA"), Europe, Japan, India and Others. Revenue in relation to geographic segments is categorized based on the location of the specific customer entity for which services are performed irrespective of the customer entity that is billed for the services and whether the services are delivered onsite or offshore. Categorization of customer related assets and liabilities in relation to geographic segments is based on the location of the specific customer entity which is billed for the services.

Substantial portion of Patni's long lived assets (property and equipment and leasehold land) are located in India. This amounts to $215.5 million as of December 31, 2011.

Geographic segments	(dollars in thousands)

Particulars	USA	Europe	Japan	India	Others	Total
January 1, 2011 through May 15, 2011
Predecessor
Net revenues	$218,462	$36,753	$7,752	$6,139	$10,776	$279,882

May 16, 2011 through December 31, 2011
Successor
Net revenues	$372,026	$67,595	$14,333	$10,912	$14,583	$479,449
Accounts receivables, net	98,620	24,259	2,267	2,952	4,747	$132,845
Billings in excess of cost and estimated earnings on uncompleted contracts	(4,698)	(10,822)	(2,379)	(114)	(691)	($18,704)

Advance from customers	(1,310)	(657)	(75)	(30)	(32)	($2,104)
Unbilled revenue	22,003	5,127	648	587	1,695	$30,060

As of and for the year ended December 31, 2010
Predecessor
Net revenues	$560,261	$80,289	$21,885	$15,462	$23,802	$701,699
Accounts receivables, net	94,155	16,680	1,675	4,881	4,161	$121,552
Billings in excess of cost and estimated earnings on uncompleted contracts	(4,067)	(11,003)	(1,889)	(155)	(807)	($17,921)

Advance from customers	(938)	(348)	(139)	(6)	(43)	($1,474)
Unbilled revenue	20,791	6,288	1,013	808	1,831	$30,731

As of and for the year ended December 31, 2009
Predecessor
Net revenues	$517,254	$83,477	$23,206	$6,761	$25,220	$655,918
Accounts receivables, net	89,143	14,287	1,898	1,566	2,515	$109,409
Billings in excess of cost and estimated earnings on uncompleted contracts	(2,862)	(826)	(1,589)	(52)	(389)	($5,718)

Advance from customers	(757)	(321)	(47)	(12)	(37)	($1,174)
Unbilled revenue	11,363	4,910	464	524	2,476	$19,737

The following is a concentration of revenues greater than 10% for the periods shown:

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
Revenues:	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
General Electric Company	11%	11%	11%	10%
State Farm Insurance	9%	10%	11%	12%

Net receivables for these customers as at December 31, 2011 and 2010 amounted to 20% and 19% of the total net receivables, respectively.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
22.	Earnings per share

A reconciliation of the common shares used in the computation of basic and diluted earnings per share is set out below (in thousands):

	May 16, 2011 through December 31, 2011	January 1, 2011 through May 15, 2011	Year ended December 31,
			2010	2009
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Common shares
Weighted average shares outstanding	134,645	131,465	130,101	128,255
Dilutive effect of stock options and restricted stock units outstanding	799	3,701	3,747	1,986

Dilutive weighted average shares outstanding	135,444	135,166	133,848	130,241

Options to purchase 1,050,912, 903,389, 468,000 and 980,600 equity shares were outstanding during the period ended May 16, 2011 through December 31 2011, January 1, 2011 through May 15, 2011 and year ended December 31, 2010, and 2009, respectively, but were not included in the computation of diluted earnings per share because the exercise price of the options was greater than the average market price of the equity shares and to do so would have been anti-dilutive.

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
23.	Related party transactions

Name of the related party and Relationship

A] Principal owners of the enterprise

(w.e.f. 12 May 2011)

1] iGATE Corporation

2] iGATE Holding Corporation

3] iGATE Technologies Inc.

4] Pan-Asia iGATE Solutions, (Mauritius)

5] iGATE Global Solutions Limited

(ceased to be related party w.e.f.12 May 2011)

General Atlantic Mauritius Limited

B] Affiliates

(w.e.f. 12 May 2011)

Mascot Systems GMBH

(ceased to be related party w.e.f.12 May 2011)

1] PCS Technology Limited and its subsidiaries

2] Ashoka Computer Systems Private Limited

3] PCS Cullinet Private Limited

4] PCS Finance Private Limited

5] Ravi & Ashok Enterprises

C] Others

Employees

Nature of the transaction	Principal owners of the enterprise	Affiliates	Others	Total
	(dollars in thousands)
May 16, 2011 through December 31 2011(Successor):
Revenue:
Sales and service income	$5,203	$830	$—	$6,033
Cost of revenue:
Purchase of services	1,307	—	—	1307
Other services	50	—	—	50
Selling, general and administration expenses:
Rent and other expenses	321	—	—	321
Purchase of services*	20,220	—	—	20,220
Share based compensation	773	—	—	773
Other services	168	—	—	168
Other transactions:
Purchase of Property and equipment	196	—	—	196

January 1, 2011 through May 15, 2011 (Predecessor):
Revenue:
Sales and service income	153	—	—	153
Selling, general and administration expenses:
Rentals and other incidental charges	—	52	—	52

For the year ended December 31, 2010 (Predecessor):
Revenue:
Sales and service income	403	—	—	403
Selling, general and administration expenses:
Rentals and other incidental charges	—	95	—	95

For the year ended December 31, 2009 (Predecessor):
Revenue:
Sales and service income	417	—	—	417
Selling, general and administration expenses:
Rentals and other incidental charges	—	75	—	75

Balances at 31 December 2011 (Successor):
Receivables from related parties
Accounts receivable	4,835	59	—	4,894
Unbilled Revenue	1,528	—	—	1,528
Advances	1,750	—	—	1,750
Payable to related parties
Accounts payable	5,906	—	—	5,906

Due from employees	—	—	589	589

Balances at 31 December 2010 (Predecessor):
Receivables from related parties
Accounts receivable	65	—	—	65
Outstanding security deposits under operating leases	—	39	—	39
Payable to related parties
Amounts payable – lease obligation	—	64	—	64

Due from employees	—	—	1,087	1,087

*

In August, 2011, Patni Americas Inc. has entered into an agreement for sales and administrative support service with iGATE Technologies Inc. As per the terms of an agreement, iGATE Technologies Inc. will charge a sum of $49 million per annum for sales and marketing services rendered. In the month of August 2011, Patni America Inc has transferred 130 employees along with their liability (amounting to $3.7 million) to iGATE Technologies.

Commission to Directors:

The Company has recorded an amount of $0.4 million as commission for Mr G.K.Patni and Mr A.K.Patni (included in selling, general and administrative expenses) for the year ended December 31, 2009.

Line Of Credit	12 Months Ended
Dec. 31, 2011
Line Of Credit [Abstract]
Line Of Credit
24.	Line of Credit

The Company has an overall line of credit of approximately $11.5 million and $13.6 million as of December 31, 2011 and 2010, respectively, from its banks for various requirements such as pre and post shipment loan, export bill discounting, overdrafts, working capital demand loans, financial and performance guarantees, etc. These facilities bear interest as negotiated with the bank from time to time. The facilities are secured by accounts receivables of the Company. The drawn down on these facilities can be withdrawn by the banks on non compliance of terms and conditions mentioned in the facility letter. The Company has availed guarantee facility of $0.8 million and $3.8 million as of December 31, 2011 and 2010, respectively. In addition, Patni U.S.A. has a facility for issuance of letters of credit to the extent of $Nil and $ 0.5 million as of December 31, 2011 and 2010. No amounts were utilized under these facilities.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
25.	Commitments and Contingencies

The Company has open purchase orders relating to capital expenditure (net of advances), aggregated $2.5 million and $54.5 million as of December 31, 2011 and 2010, respectively.

Guarantees given by a bank on behalf of Patni amounted $0.8 million and $3.9 million as of December 31, 2011 and 2010, respectively.

The Company has received the Income Tax Demand orders, amounting to $ 101.68 million (i.e. Rs. 5,395.5 million) for the relevant assessment years 2002-03, 2003-04, 2004-05, 2005-06, 2006-07, 2007-08. The assessment orders demand is raised mainly on account of disallowance of certain 10A benefits and transfer pricing adjustment on account of interest on delayed recoveries from Associated Enterprises and BPO operation. Although the Company has paid amount of $5.75 million (i.e. Rs. 305 million) in relation to these demands, which are pending at various levels of appeals, management considers these disallowances as not tenable against the Company, and therefore no provision for this tax contingency has been established.

In December 2011, the income tax department has issued the draft assessment order for Assessment Year 2008-09 disallowing the tax benefits under section 10A of the Act as per the earlier assessments, as well as making a transfer pricing adjustment for delayed recoveries from the Associated Enterprises. The Company has filed the objections against the draft order before the Dispute Resolution Panel newly set up under the Income Tax Act,. Management considers these disallowances as not tenable against the Company, and therefore no provision for this tax contingency has been established.

The Company is involved in lawsuits and claims which arise in ordinary course of business. Management believes that the ultimate outcome of these matters will not have a material adverse impact on its financial position, results of operations and cash flows.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent events

On November 16, 2011, the Company announced that it was seeking the consent of its shareholders to a delisting proposal received from the Purchasers, to voluntarily delist the equity shares of the Company from the Indian Stock Exchanges and the ADSs from the New York Stock Exchange ("NYSE"). In accordance with the Indian Delisting Regulations, the Purchasers made the Public Announcement on March 14, 2012 to the shareholders of Patni giving details of the delisting offer (the "Delisting Offer") and the period during which it would be open. The delisting offer (the "Delisting Offer") involves a price discovery mechanism, which is known in India as the "Reverse Book Building Process." The offer price (the "Offer Price") (i.e., the price at which the shares of the Public Shareholders are to be purchased pursuant to the Delisting Offer) is determined after establishment of a statutorily prescribed "floor price", which is determined in accordance with Delisting Regulations. The floor price for the Delisting Offer is Rs. 356.74. The entire process including payment of consideration to the shareholders who have validly tendered shares would take up to 30 to 60 days while the actual delisting from the exchanges would take up to 60 to 90 days, from the date of the public announcement. As of March 9, 2012, the stock closed at Rs.475.45, Rs.475.50 and $19.20 on the NSE, BSE and NYSE respectively.

In January 2012, service tax authorities in India have issued a notice to Patni asking it to make additional payment of service tax amounting to approximately $1 million plus interest for delayed payment. The Company is in the process of responding to this notice and based on its assessment believes that these demands are not tenable against the company, and therefore no provision for this tax contingency has been established.

The Company has evaluated subsequent events though the date of filing the financial statements and no events, other than what has been disclosed above, has occurred from the balance sheet date through that date that would impact the Consolidated Financial Statements.